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TAX ASSET PROTECTION PLAN Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PACWEST BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

10250 Constellation Boulevard, Suite 1640
Los Angeles, CA 90067

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 18, 2015

        The 2015 Annual Meeting of Stockholders (the "Annual Meeting") of PacWest Bancorp ("PacWest," the "Company," "we" or "our") will be held on Monday, May 18, 2015, at 10:30 a.m. Pacific Time at The Jonathan Club, 850 Palisades Beach Road, Santa Monica, CA 90403 for the following purposes:

  1.
  Election of Directors.    To elect thirteen (13) members of the Board of Directors who shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

  2.
  Approval of the PacWest Bancorp 2015 Executive Incentive Plan.    To approve the material terms of the Company's Executive Incentive Plan in order to ensure that the Company can deduct payments made pursuant thereto as compensation expense under Section162(m) of the Internal Revenue Code.

  3.
  Ratification of the Tax Asset Protection Plan.    To approve a proposal to ratify the Tax Asset Protection Plan.

  4.
  Advisory Vote on Executive Compensation.    To approve, on an advisory basis (non-binding), the compensation of the Company's named executive officers.

  5.
  Ratification of the Appointment of Independent Auditors.    To approve a proposal to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2015.

  6.
  Adjournments.    To consider and act upon a proposal to approve, if necessary, an adjournment or postponement of the Annual Meeting to solicit additional proxies.

  7.
  Other Business.    To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 23, 2015, as the Record Date for determining which stockholders have the right to receive notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES PROPOSED BY THE BOARD AND THAT YOU VOTE "FOR" EACH OF THE OTHER PROPOSALS. THE BACKGROUND OF EACH OF THE DIRECTOR NOMINEES AND A DESCRIPTION OF THE OTHER PROPOSALS ARE DESCRIBED IN DETAIL IN THE ACCOMPANYING PROXY STATEMENT.

        You are cordially invited to attend the Annual Meeting. For instructions on voting, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail or, if you received a hard copy of the Proxy Statement, on your enclosed proxy card. You have the ability to receive proxy materials by mail or e-mail if you request them and you continue to have the right to vote by mail as well as by telephone and on the Internet.

        Your vote is important.    We appreciate your taking the time to vote promptly. After reading the Proxy Statement, please vote at your earliest convenience by telephone or Internet, or by completing, signing and returning by mail a proxy card (if you received one). If you decide to attend the Annual Meeting and would prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE BY: (1) TELEPHONE, (2) INTERNET, (3) COMPLETING, SIGNING AND RETURNING A PAPER PROXY CARD (IF YOU RECEIVED ONE) BY MAIL, OR (4) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. Please note that all votes cast via telephone or the Internet must be cast prior to 11:59 p.m. Eastern Time on May 17, 2015.

        Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to make sure that your shares are represented at the Annual Meeting. Voting by proxy will not prevent you from voting in person if you choose to attend the Annual Meeting.

        If you plan to attend the Annual Meeting, please note that admission to the Annual Meeting will be on a first-come, first-served basis. You may obtain directions to The Jonathan Club, 850 Palisades Beach Road, Santa Monica, CA 90403 by calling the Jonathan Club directly at (310) 393-9245. Each stockholder who attends may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will also need to bring a copy of a brokerage account statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

        Thank you in advance for your cooperation and continued support. We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors,
/s/ KORI L. OGROSKY Kori L. Ogrosky, Executive Vice President, General Counsel and Corporate Secretary

Los Angeles, California
April 8, 2015

PROXY STATEMENT
FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2015

 INTRODUCTION

        This Proxy Statement (this "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of PacWest Bancorp, a Delaware corporation ("PacWest," the "Company," "we" or "our"), to be used at our 2015 Annual Meeting of Stockholders (the "Annual Meeting") and at any postponements or adjournments thereof. The Annual Meeting is scheduled to be held as follows:

Date:	Monday, May 18, 2015
Time:	10:30 a.m., Pacific Time
Place:	The Jonathan Club 850 Palisades Beach Road Santa Monica, CA 90403

Internet Availability of Proxy Materials

        Under the rules of the Securities and Exchange Commission ("SEC"), we are furnishing proxy materials to our stockholders on the Internet, rather than mailing paper copies of the materials (including our 2014 Annual Report on Form 10-K) to each stockholder. As a result, unless you previously elected to receive paper copies or request them this year, you will not receive paper copies of these proxy materials. We are sending to our stockholders (other than those that previously elected to receive paper copies) a Notice of Internet Availability of Proxy Materials ("Notice"), which will instruct you as to how you may access and review the proxy materials over the Internet. The Notice will also instruct you as to how you may access your proxy card to vote your shares by telephone or over the Internet. If you would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice.

        It is anticipated that the Notice will be mailed to stockholders on or about [March     , 2015].

Voting Procedures

        You may vote your shares of PacWest stock by any of the following methods:

  By Telephone or the Internet—Stockholders can vote their shares via telephone or the Internet as instructed in the Notice (or on the enclosed proxy card if you received paper copies). The telephone and Internet procedures are designed to authenticate a stockholder's identity, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. The telephone and Internet voting facilities will close at 11:59 p.m., Eastern Time, on May 17, 2015.

  By Mail—Stockholders that receive a paper proxy card may vote by completing, signing and dating their proxy cards and mailing them in the pre-addressed envelopes that accompany the delivery of paper proxy cards. Proxy cards submitted by mail must be received by PacWest prior to the Annual Meeting. If your shares are held in street name, you should check with your bank, broker or other agent and follow the voting procedures imposed by your bank, broker or other agent to vote your shares.

  In Person—Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you provide at the meeting a legal proxy from the bank, broker or other agent that holds your shares giving you the right to vote the shares.

        Shares represented by proxies will be voted as directed by the stockholder. Unless you direct otherwise, if you grant a proxy, your shares will be voted as follows:

  (1)
  FOR the election of the Board's thirteen nominees for the Board of Directors;

  (2)
  FOR the approval of the PacWest Bancorp 2015 Executive Incentive Plan;

  (3)
  FOR the ratification of the Tax Asset Protection Plan;

  (4)
  FOR the advisory vote on compensation of the Company's named executive officers;

  (5)
  FOR the ratification of the appointment of KPMG LLP, as the Company's independent auditors for 2015; and

  (6)
  FOR adjournment or postponement of the Annual Meeting to solicit additional proxies, if needed.

Important Information Regarding the Availability of Proxy Materials for
the 2015 Annual Meeting of Stockholders to be Held on May 18, 2015.

This Proxy Statement and our Annual Report are available at our investor relations website at www.pacwestbancorp.com/stockholders.

 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is being voted on at the Annual Meeting?

        The matters to be considered and voted upon at the Annual Meeting are as follows:

          1.     Election of Directors.    To elect thirteen (13) members of the Board of Directors who shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

          2.     Approval of the PacWest Bancorp 2015 Executive Incentive Plan.    To approve the material terms of the Company's Executive Incentive Plan in order to ensure that the Company can deduct payments made pursuant thereto as compensation expense under Section 162(m) of the Internal Revenue Code.

          3.     Ratification of the Tax Asset Protection Plan.    To approve a proposal to ratify the Tax Asset Protection Plan.

          4.     Advisory Vote on Executive Compensation.    To approve, on an advisory basis (non-binding), the compensation of the Company's named executive officers.

          5.     Ratification of the Appointment of Independent Auditors.    To approve a proposal to ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2015.

          6.     Adjournments.    To consider and act upon a proposal to approve, if necessary, an adjournment or postponement of the Annual Meeting to solicit additional proxies.

          7.     Other Business.    To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Who is entitled to vote? How many votes am I entitled to?

        Only stockholders of record as of the close of business on March 23, 2015 (the "Record Date") may vote at the Annual Meeting. According to Wells Fargo Shareowner Services, our transfer agent, there were [                    ] shares of common stock outstanding, excluding [                    ] shares of unvested time-based restricted stock, held by approximately [                ] stockholders as of the Record Date.

        Each holder of the Company's common stock is entitled to one vote for each share recorded in their name on the books of the Company as of the Record Date on any matter submitted to the stockholders for a vote, except that stockholders may vote their shares cumulatively for the election of directors if certain conditions are met at the Annual Meeting. Cumulative voting provides each stockholder with a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, which such stockholder can then vote in favor of one or more nominees. For example, if you held 100 shares as of the Record Date, you would be entitled to 1,300 votes which you could then distribute among one or more nominees since there are thirteen (13) directors to be elected. Cumulative voting may only be exercised at the Annual Meeting if: (1) the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting; and (2) at least one stockholder has given notice at the Annual Meeting prior to the voting of such stockholder's intention to cumulate his/her votes. If one of the Company's stockholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible.

What is the vote necessary to approve each of the matters being considered at the Annual Meeting?

        On November 5, 2014, the Board approved the Company's Amended and Restated Bylaws (the "Amended and Restated Bylaws"). As required by the Amended and Restated Bylaws, directors must be elected by a majority of the votes cast with respect to such director in uncontested elections (meaning the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast such that the 13 nominees receiving the greatest numbers of votes "for" will be elected as directors without regard to the number of shares voted "against" such nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

        The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve: (1) the PacWest Bancorp 2015 Executive Incentive Plan, (2) the ratification of the Tax Asset Protection Plan, (3) the advisory vote on compensation of the Company's named executive officers, (4) the ratification of the appointment of KPMG LLP as the Company's independent auditors for 2015, (5) any adjournment or postponement of the Annual Meeting to solicit additional proxies, and (6) any other matters not included in this document that may properly be brought before the Annual Meeting.

        With respect to each matter to be acted upon, an abstention from voting will be treated as "present" for quorum purposes (other than in the election of directors). As such, shares present but not voted because of abstention will have the effect of a vote against: (1) the approval of the PacWest Bancorp 2015 Executive Incentive Plan, (2) the ratification of the Tax Asset Protection Plan, (3) the advisory vote on compensation of the Company's named executive officers, and (4) the ratification of the appointment of KPMG LLP as the Company's independent auditors for 2015. Broker non-votes (i.e., proxies from banks, brokers or other nominees indicating that such entities have not received instructions from the beneficial owners or other persons entitled to vote as to a matter which such bank, broker or other nominee does not have discretionary power to vote) will be treated as "present" for quorum purposes, but will not have an impact on the vote on any proposal.

If I hold shares of PacWest Bancorp common stock pursuant to the PacWest Bancorp 401(k) Plan, will I be able to vote?

        Yes. You will receive a proxy card for the shares held in your 401(k) plan account, which you should return as indicated on the instructions accompanying the proxy card.

How does the Board of Directors recommend I vote?

        The Board of Directors recommends a vote "FOR" each of the nominees for director, and a vote "FOR" approval of each of the other proposals.

How many shares must be represented at the Annual Meeting to constitute a "quorum"?

        A majority of the outstanding shares must be present at the Annual Meeting, either in person or by proxy, to constitute a quorum. There must be a quorum for the Annual Meeting to be held. If you return a signed proxy card, you will be counted as being present, even if you abstain from voting. Broker non-votes will also be counted as being present for purposes of determining a quorum.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

        The SEC's notice and access rule allows us to furnish our proxy materials over the Internet to our stockholders instead of mailing paper copies of those materials to each stockholder. As a result, on or before April 8, 2015 we sent our stockholders by mail or e-mail a notice containing instructions on how to access our proxy materials over the Internet and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received only a notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice.

        We provided some of our stockholders with paper copies of the proxy materials instead of a notice that the materials are electronically available over the Internet. If you received paper copies of the notice or proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to stockholders by signing up to receive all of your future proxy materials electronically, as described under "How can I receive my proxy materials electronically in the future?" below.

What does the Notice of Internet Availability of Proxy Materials look like?

        You should have received a document titled "Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting" from Broadridge Financial Solutions, regardless of whether you hold your shares in "street name" through a bank or broker or if you are a registered stockholder.

Why did I receive more than one Notice or multiple proxy cards?

        You may receive more than one Notice or multiple proxy cards if you hold your shares in different ways (i.e., joint tenancy, in trust or in custodial accounts). You should vote each proxy that you receive.

How can I receive my proxy materials electronically in the future?

        Although you may request paper copies of the proxy materials, we would prefer to send proxy materials to stockholders electronically. Stockholders who sign up to receive proxy materials electronically will receive an e-mail prior to next year's annual meeting with links to the proxy materials, which may give them faster delivery of the materials and will help us save printing and mailing costs and conserve natural resources. Your election to receive proxy materials by e-mail will remain in effect until you terminate your election. To receive proxy materials electronically by e-mail in the future, follow the instructions described below or on the Notice.

        If we sent you proxy materials by mail and you would like to sign up to receive these materials electronically in the future, please have your proxy card available and register by:

• Registered Holders and Street Name Holders	You may either go to www.proxyvote.com and follow the instructions for requesting meeting materials or call 1-800-579-1639, or contact your brokerage firm, bank, or other similar entity that holds your shares.

        If you have previously agreed to electronic delivery of our proxy materials, but wish to receive paper copies of these materials for the annual meeting or for future meetings, please follow the instructions on the website referred to on the Notice you received.

What do I have to do to vote?

        Registered Holders.    If your shares are registered in your own name with our transfer agent, you may vote by Internet or by telephone as indicated on the proxy card. You may also vote by mail by marking, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. If you mark the proxy card to show how you wish to vote, your shares will be voted as you direct. If you return a signed proxy card but do not mark the proxy card to show how you wish to vote, your shares will be voted; (1) "FOR" each of the Board of Directors' nominees for election as directors, (2) "FOR" the approval of the PacWest Bancorp 2015 Executive Incentive Plan, (3) "FOR" the ratification of the Tax Asset Protection Plan, (4) "FOR" the approval of the advisory vote on compensation of the Company's named executive officers, (5) "FOR" the ratification of the appointment of KPMG LLP as the Company's independent auditors for 2015, (6) "FOR" adjournment or postponement of the Annual Meeting to solicit additional proxies, if needed, and (7) otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting. You may change or revoke your vote at any time before it is counted at the Annual Meeting by:

  •
  Notifying our Secretary at the address shown below in writing that you wish to revoke your proxy;

  •
  Submitting a later-dated proxy card;

  •
  Attending the Annual Meeting and voting in person;

  •
  Calling the toll-free number on the Notice or proxy card not later than 11:59 p.m. Eastern Time on the day before the meeting and following the directions provided; or

  •
  Going to the website listed on the Notice or proxy card, following the instructions provided and submitting your change no later than 11:59 p.m. Eastern Time on the day before the meeting.

        Attending the Annual Meeting will not automatically revoke your prior proxy. You must comply with one of the methods indicated above in order to revoke your proxy.

        Street name holders.    If you hold your shares in "street name" (that is, through a bank, broker or other nominee), you should receive a proxy from your bank or brokerage firm asking you how you want to vote your shares. If you do not receive a proxy, you may contact such bank or brokerage firm in whose name your shares are registered and obtain a proxy from them. Please refer to the information in the materials provided by your bank or brokerage firm for an explanation of how to vote and how to change or revoke your vote and of the effect of not indicating a vote.

How will voting on any other business be conducted?

        We do not know of any business to be considered at the Annual Meeting other than the matters listed in this Proxy Statement. For registered holders, if any other business is properly presented at the Annual Meeting, any of the persons named on the proxy card as your designated proxies may vote on such matter in their discretion. If you hold your shares in "street name," please see the materials provided by your bank or brokerage firm for an explanation of how your shares will be voted on any other business.

Who pays the cost of soliciting proxies on behalf of the Company?

        The Company will pay the cost of preparing, assembling and mailing the proxy materials and soliciting proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and employees of the Company or its subsidiaries telephonically, electronically or by other means of communication. Such directors, officers and employees will receive no additional compensation for their services. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules. In addition, we have retained Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, to assist in the solicitation of proxies for a fee of $15,000 plus reasonable out of pocket disbursements.

Can I attend the Annual Meeting?

        Any stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person, although note that admission to the Annual Meeting will be on a first-come, first-served basis. You will need to bring picture identification. If you hold shares in "street name" and would like to attend the Annual Meeting and vote in person, you will need to bring picture identification and a brokerage account statement or other acceptable evidence of ownership of common stock as of the Record Date. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

How do I get more information about the Company?

        The Notice provides instructions on how you may access and review the proxy materials, as well as our 2014 Annual Report on Form 10-K, which includes our consolidated financial statements, over the Internet. Our 2014 Annual Report on Form 10-K includes a list of exhibits filed with the SEC, but does not include the exhibits. If you wish to receive copies of the exhibits, please write to:

    Investor Relations
    PacWest Bancorp
    130 S. State College Blvd.
    Brea, CA 92821

        You may also send your request by facsimile to (714) 948-8880 or by e-mail to investor-relations@pacwestbancorp.com.

        The Company's 2014 Annual Report on Form 10-K accompanies this Proxy Statement.

        To reduce costs, we may send only one copy of the Notice to stockholders who share the same last name and address, unless we receive contrary instructions from you. If you prefer to receive multiple copies of the Notice at the same address, we will provide them to you promptly upon request.

        If your household is receiving multiple copies of the Notice, you may request to receive only one copy. If you hold your Company stock directly, you may contact us by writing to our mailing address or e-mail address listed above. If you hold your Company stock through a bank or broker, you should request additional copies of the Notice, or you may request to receive only one copy to your household, by notifying them.

BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT

        The following table sets forth information as of March 11, 2015 regarding the beneficial owners of more than five percent of the outstanding shares of the Company's common stock (the only class of equity outstanding). To the Company's knowledge, based on the public filings which beneficial owners of more than five percent of the outstanding shares of the Company's common stock are required to make with the SEC, there are no other beneficial owners of more than five percent of the outstanding shares of the Company's common stock as of March 11, 2015 other than those set forth below.

	Amount and Nature of Beneficial Ownership of Common Stock(1)
Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class(1)
FMR LLC(2)	6,494,837	6.37%
245 Summer Street Boston, MA 02210
The Vanguard Group(3)	5,920,337	5.81%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock, Inc.(4)	5,336,400	5.24%
55 East 52nd Street New York, NY 10022

(1)
Based on [101,913,512] shares of common stock of the Company issued and outstanding as of March 11, 2015, excluding [1,108,505] shares of unvested time-based restricted stock. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of March 11, 2015 are deemed to be outstanding for such person or persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The above amounts and the amounts in the table are as of March 11, 2015 and will be updated to reflect beneficial ownership as of the Record Date of March 23, 2015.

(2)
Based on a Schedule 13G/A filed February 13, 2015, by FMR LLC (the "FMR 13G/A"). According to the FMR 13G/A, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC and an investment advisor, is the beneficial owner of 6,494,837 shares of Company common stock, with sole disposition power over all such shares and sole voting power over 796 of such shares. According to the FMR 13G/A, Edward C. Johnson III, Chairman of FMR LLC and Abigail P. Johnson, Director, Vice Chairman, CEO and President of FMR LLC, may be deemed to be the indirect beneficial owner of such shares.

(3)
Based on a Schedule 13G/A filed February 11, 2015, by The Vanguard Group (the "Vanguard 13G/A"). According to the Vanguard 13G/A, The Vanguard Group is the beneficial owner of 5,920,337 shares of Company common stock, with sole disposition power over 5,863,588 of such shares and sole voting power over 64,291 of such shares.

(4)
Based on a Schedule 13G/A filed February 2, 2015, by BlackRock, Inc. (the "BlackRock 13G/A"). According to the BlackRock 13G/A, BlackRock, Inc. is the beneficial owner of 5,336,400 shares of Company common stock, with sole disposition power over all of such shares and sole voting power over 5,021,748 of such shares.

 BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table indicates the beneficial ownership of the Company's outstanding common stock (the only class of equity outstanding) as of March 11, 2015 by: (1) each of the Company's current directors and nominees for election; (2) the Company's Chief Executive Officer (the "CEO"), the Company's Chief Financial Officer (the "CFO"), the three most highly compensated executive officers of the Company serving at the end of 2014 other than the CEO and the CFO, and one individual that would have been one of our three most highly compensated executive officers but for the fact that he was not serving as an executive officer of the Company at the end of 2014 (together as a group, the "Named Executive Officers"); and (3) all current directors, nominees for director, and current executive officers of the Company as a group, based on the Company's records and data supplied by each of the current directors, director nominees and current executive officers.

	Amount and Nature of Beneficial Ownership of Common Stock(1)
Name or Number of Persons in Group	Number of Shares Owned		Percent of Class(1)
Directors and Director Nominees Who Are Not Named Executive Officers
John M. Eggemeyer	250,119		*
Chairman of the Board, Current Director and Director Nominee
Andrew B. Fremder	50,311	(2)	*
Current Director and Director Nominee
Barry C. Fitzpatrick	27,014	(3)	*
Current Director and Director Nominee
C. William Hosler	80,361	(4)	*
Current Director and Director Nominee
Craig A. Carlson	8,744		*
Current Director and Director Nominee
Daniel B. Platt	52,908	(5)	*
Current Director and Director Nominee
Douglas H. (Tad) Lowrey	141,602	(6)	*
Current Director and Director Nominee
Robert A. Stine	30,623	(7)	*
Current Director and Director Nominee
Roger H. Molvar	2,357		*
Current Director and Director Nominee
Susan E. Lester	20,744		*
Current Director and Director Nominee
Timothy B. Matz	57,163	(8)	*
Current Director and Director Nominee

	Amount and Nature of Beneficial Ownership of Common Stock(1)
Name or Number of Persons in Group	Number of Shares Owned		Percent of Class(1)
Named Executive Officers
Matthew P. Wagner	584,490	(9)	*
Chief Executive Officer and President of the Company, Current Director and Director Nominee
Victor R. Santoro	210,705	(10)	*
Executive Vice President and Chief Financial Officer of the Company
James J. Pieczynski	182,668	(11)	*
Executive Vice President of the Company and President of the CapitalSource Division, Current Director and Director Nominee
Bryan Corsini	30,432		*
Executive Vice President and Chief Credit Officer of the Company
Christopher Blake	72,647	(12)	*
Executive Vice President and Director of Human Resources of the Company
Jared M. Wolff	64,336	(13)	*
Former Executive Vice President of the Company and Former President of Pacific Western Bank
All current Directors and current Executive Officers as a group (20 persons)	1,903,332	(14)	1.87%

*
Represents less than 1.0% of the outstanding shares of the Company's common stock calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). See footnotes (1) and (2) below.

(1)
For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days of March 11, 2015. This would include any restricted stock which vests within 60 days of March 11, 2015. Unless otherwise indicated, the nature of the beneficial ownership is sole voting and investment powers over the shares indicated. For purposes of this table, "percent of class" is based on [101,913,512] shares of common stock of the Company issued and outstanding as of March 11, 2015, excluding [1,108,505] shares of unvested time-based restricted stock. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of March 11, 2015 are deemed to be outstanding for such person or persons, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person. The amounts in the table are as of March 11, 2015 and will be updated to reflect beneficial ownership as of the Record Date of March 23, 2015.

(2)
Mr. Fremder's beneficial ownership amount includes 39,201 shares represented by phantom stock. Each share of phantom stock represents the right to receive one share of Company common stock on April 8, 2015.

(3)
Mr. Fitzpatrick has shared voting and investment power in 22,890 shares that are held in a trust of which he is co-trustee.

(4)
Mr. Hosler's beneficial ownership amount includes 78,670 shares represented by phantom stock. Each share of phantom stock represents the right to receive one share of Company common stock on April 8, 2015.

(5)
Mr. Platt has shared voting and investment power with respect to 4,879 shares that are held in a trust of which he is co-trustee.

(6)
Mr. Lowrey has shared voting and investment power with respect to 141,602 shares that are held in a trust of which he is co-trustee.

(7)
Mr. Stine has shared voting and investment power with respect to 30,623 shares that are held in a trust of which he is co-trustee.

(8)
Mr. Matz's beneficial ownership amount includes 23,000 shares that are pledged as collateral to a lender.

(9)
Mr. Wagner's beneficial ownership amount does not include 17,003 shares of common stock owned by his spouse and for which he disclaims beneficial ownership. Mr. Wagner's beneficial ownership amount includes 550,445 shares that are pledged as collateral for a personal line of credit.

(10)
Mr. Santoro's beneficial ownership amount includes 195,713 shares that are pledged as collateral for a personal line of credit and 479 shares held jointly with his spouse.

(11)
Mr. Pieczynski has shared voting and investment power with respect to 182,668 shares that are held in a trust of which he is co-trustee.

(12)
Mr. Blake's beneficial ownership amount includes 72,144 shares held in a margin account and 222 shares held jointly with his spouse.

(13)
Mr. Wolff has shared voting and investment power with respect to 29,930 shares that are held in a trust of which he is co-trustee. On November 18, 2014, Mr. Wolff entered into a separation agreement with the Company pursuant to which he resigned as President of Pacific Western Bank and Executive Vice President of the Company effective December 17, 2014.

(14)
Of these shares, 841,302 are pledged in connection with margin accounts or personal credit lines.

PROPOSAL 1: ELECTION OF DIRECTORS

Size of the Board

        The bylaws of PacWest Bancorp provide that the authorized number of directors shall not be less than 7 or more than 15 with the exact number of directors to be fixed from time to time by resolution of a majority of the Board of Directors of the Company (the "Board" or "Board of Directors"). The number of directors is currently fixed at 13 and the Board is currently composed of 13 directors. Thirteen directors were elected at the 2014 Annual Meeting of Stockholders held on May 19, 2014.

Nominees

        PacWest's Board of Directors has nominated 13 candidates for election. The persons named in the following table have been recommended by the Compensation, Nominating and Governance Committee of the Board (the "CNG Committee") and approved by the Board of Directors as nominees for election to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified. All director nominees are current directors.

        The Board represents a diverse group of leaders with significant experience, including management, strategic and financial planning, public company financial reporting, regulatory, compliance, risk management and leadership development. Many directors also have experience serving as executive officers, or on boards of directors and board committees of other private and public companies, and have an understanding of corporate governance practices and trends. Other directors have experience as present or former directors or trustees of significant academic, nonprofit and philanthropic institutions. The Company believes the skills, qualities, attributes and experience of the Board of Directors provide the Company with a diverse range of perspectives to effectively address the Company's strategic objectives and represent the best interests of the Company's stockholders. The biographies below describe the skills, qualities, attributes and experience of the Board nominees.

        With respect to the election of directors, absent any specific instruction in the proxies solicited by the Board, the proxies will be voted in the sole discretion of the proxy holders to effect the election of all 13 of the Board's nominees. In the event that any of the Board's nominees are unable to serve as directors, it is intended that each proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. To the best of our knowledge, the Company has no reason to believe that any of the nominees will be unable to serve as directors.

Name	Age	Year First Elected or Appointed Director
Craig A. Carlson	64	2010
John M. Eggemeyer	69	2000
Barry C. Fitzpatrick	68	2000
Andrew B. Fremder	53	2014
C. William Hosler	51	2014
Susan E. Lester	58	2003
Douglas H. (Tad) Lowrey	62	2014
Timothy B. Matz	70	2001
Roger H. Molvar	59	2014
James J. Pieczynski	52	2014
Daniel B. Platt	68	2003
Robert A. Stine	68	2000
Matthew P. Wagner	58	2000

        Craig A. Carlson.    Mr. Carlson is currently a self-employed, independent, financial institution consultant and California real estate broker. He was formerly a bank regulator for 36 years, most recently serving as Senior Deputy Commissioner and Chief Examiner of the Banking Program for the California Department of Financial Institutions, currently known as the California Department of Business Oversight ("DBO"), from March 2007 until his retirement in June 2010. In this position, he was responsible for the supervision and regulation of the state chartered commercial and industrial banks as well as other institutions, and served as a key advisor to the Commissioner of the DBO. Previously, he held positions as Senior Deputy Commissioner and Deputy Commissioner for the San Diego/Orange County Region for the DBO. Mr. Carlson has been a faculty member of the California Banking School and is an active member of the Conference of State Bank Supervisors, presently serving as a member of its Accreditation Review team. Mr. Carlson has served on the Company's Board since November 2010 and is currently Chairman of the Risk Committee. Mr. Carlson's significant experience in banking regulation makes him well qualified to serve on our Board.

        John M. Eggemeyer.    Mr. Eggemeyer is Chairman of the Board of the Company. He is the founder and chief executive of Castle Creek Capital LLC, a private equity firm founded in 1990 specializing in the financial services industry. Mr. Eggemeyer is also a director of Guaranty Bancorp, a position he has held since 2004, and was Chief Executive Officer of Guaranty Bancorp from 2004 to 2006, and was also Chairman of the Board of Guaranty Bancorp from 2004 to 2010. Mr. Eggemeyer is also a director of Heritage Commerce Corp, a position he has held since August 2010, and was a director of Pacific Western Bank from 2010 until 2014. Previously, he served as Chairman and Chief Executive Officer of White River Capital, Inc., a consumer finance company, and its wholly owned subsidiary, Union Acceptance Company LLC, and as a director of TCF Financial Corporation and American Financial Realty Trust. Mr. Eggemeyer also currently serves as a trustee of Northwestern University, where he serves on the finance committee and the investment committee. Mr. Eggemeyer has been an investor, executive and financial advisor in the field of commercial banking for over 30 years. Mr. Eggemeyer's substantial expertise in banking, his knowledge and experience in capital markets, and his position as a founder of the Company, make him well qualified to serve on our Board.

        Barry C. Fitzpatrick.    Mr. Fitzpatrick is an attorney and is currently acting as trustee for a number of family trusts. Previously, Mr. Fitzpatrick was Of Counsel with the firm Luce, Forward, Hamilton & Scripps LLP in San Diego, California, a position he held from May 2008 through May 2011. Mr. Fitzpatrick was a partner at Newnham, Fitzpatrick, Weston and Brennan, LLP from July

2004 to June 2008 and prior to that was a partner with Fitzpatrick & Showen, LLP from 1996 to 2004. Mr. Fitzpatrick is the former chair of the California State Bar Association's 6,000 member Trusts and Estates Section, a position he held from 2004 to 2005. Since 1995, Mr. Fitzpatrick has also served as a director of the Donald C. and Elizabeth M. Dickinson Foundation, one of the largest private foundations in San Diego County. Mr. Fitzpatrick has served as a director since the Company was founded in 2000. Mr. Fitzpatrick's legal expertise, his knowledge of and experience in San Diego County, a significant market for us, as well as his prior experience on our Board, make him well qualified to serve on our Board.

        Andrew B. Fremder.    Mr. Fremder is the co-founder and was the President of East Bay College Fund, a private nonprofit corporation, from April 2003 until January 2014, where he currently still serves on their board of directors. Mr. Fremder also served as a managing member and Chief Financial Officer of Farallon Capital Management, LLC and Farallon Partners, LLC, each a San Francisco-based investment advisory firm, until 2003, and acted as a consultant to them through December 2008. Mr. Fremder served as a director of CapitalSource Inc. from 2000 until 2014. Mr. Fremder's extensive experience in corporate finance and investment, and his significant experience in the financial services industry, make him well qualified to serve on our Board.

        C. William Hosler.    Mr. Hosler is the Chief Financial Officer and member of the board of directors of Catellus Acquisition Company,  LLC, a commercial real estate property ownership, management and development company. From November 2008 until March 2011, Mr. Hosler provided consulting services to private equity firms Rockwood Capital and TPG Capital. Mr. Hosler served as a director of CapitalSource Inc. from 2007 until 2014. Mr. Hosler currently serves on the board of directors, audit committee and corporate governance and nominating committee of Parkway Properties LP, a self-administered, real-estate investment trust. Mr. Hosler also serves on the board of directors, audit committee and conflicts committee of Fantex, Inc., a Delaware corporation that is a brand building company. Mr. Hosler's strong background in commercial real estate and his experience as a chief financial officer of several significant companies make him well qualified to serve on our Board.

        Susan E. Lester.    Ms. Lester served as a director of the Company since 2004 and is currently the Chairman of the Audit Committee. Ms. Lester served as a director of Arctic Cat, Inc. ("Arctic Cat") since 2004 and is currently the Chair of the audit committee and member of the governance committee of Arctic Cat. Ms. Lester is currently a member of the board of trustees of Francis Parker School. From December 2010 until January 2014, Ms. Lester served as a director, and member of the audit, governance, and risk and compliance committees of Lender Processing Services, Inc. Ms. Lester served as the Chief Financial Officer of HomeSide Lending, Inc. from October 2001 to May 2002. She was the Chief Financial Officer of U.S. Bancorp from February 1996 to May 2000, in which position she was responsible for financial reporting and management, asset liability management, mergers and acquisitions, and compliance. Within the past five years, Ms. Lester served as a director of Dexma, Inc. until May 2010 and Minnesota Bank and Trust until May 2010. Ms. Lester is a former trustee and treasurer of Hazeltine National Golf Club and a former chair of the Board of Trustees of the College of St. Benedict. Ms. Lester's significant financial and banking expertise, including her experience as a chief financial officer of a publicly traded bank holding company, make her well qualified to serve on our Board.

        Douglas H. (Tad) Lowrey.    Mr. Lowrey is currently the Chairman of the Board of Pacific Western Bank. Mr. Lowrey served as Chairman of the Board of CapitalSource Bank from July 2012 to April 2014. Mr. Lowrey also served as the Chief Executive Officer of CapitalSource Bank since its formation in July 2008 to April 2014. Mr. Lowrey is an elected director of the Federal Home Loan Bank of San Francisco and serves as its Vice Chairman. He is Chair-Elect of the California Bankers Association. Mr. Lowrey is licensed as a certified public accountant. Mr. Lowrey's significant financial and banking expertise and experience, including in many publicly-traded bank holding companies, make him well qualified to serve on our Board.

        Timothy B. Matz.    Mr. Matz is an attorney, specializing in banking, corporate and securities law, and mergers and acquisitions. Since 2014, Mr. Matz has been a partner with Silver, Freedman, Taff & Tiernan LLP. Mr. Matz was a partner with the firm Elias, Matz, Tiernan & Herrick in Washington, D.C. from 1972 to 2013. For nearly 40 years, Mr. Matz has represented banks throughout the United States, including serving as an investor's representative and counsel to the Boards of Directors of three California banks from 1996 until the last of the three was sold, First Charter Bank, NA, which the Company purchased in 2001. Mr. Matz is also a shareholder of and advisor to FIG Partners LLC and was a director of Towne Bancorp of Mesa, Arizona from 2008 until 2010. Mr. Matz's substantial legal experience in regulated financial institutions, extensive experience in corporate and securities laws, corporate governance matters and strategic planning skills make him well qualified to serve on our Board.

        Roger H. Molvar.    Mr. Molvar served as a director of Farmers and Merchants Bank in Long Beach, California from 2005 to 2008 and served as a director of CapitalSource Bank from 2008 until 2014. From 2000 to 2004, Mr. Molvar was an Executive Vice President of IndyMac Bancorp and Chief Executive Officer of IndyMac Consumer Bank, responsible for the bank's consumer/branch banking business. Prior to joining IndyMac, Mr. Molvar was a Senior Vice President and management committee member of The Times Mirror Company, and previously served as Senior Vice President and Comptroller of First Interstate Bank of California. Mr. Molvar chairs the executive committee of the SEC and Financial Reporting Institute at the University of Southern California. Mr. Molvar's professional experience in commercial banking and finance, as well as his extensive experience as a board member of financial institutions, make him well qualified to serve on our Board.

        James J. Pieczynski.    Mr. Pieczynski is President of the CapitalSource Division of Pacific Western Bank, and a director of Pacific Western Bank. Mr. Pieczynski served as a director of CapitalSource Inc. from January 2010 to April 2014 and as Chief Executive Officer of CapitalSource Inc. from January 2012 to April 2014. Mr. Pieczynski also served as President of CapitalSource Bank from January 2012 to April 2014 and was a member of the board of directors of CapitalSource Bank from January 2013 to April 2014. Mr. Pieczynski previously served as CapitalSource Inc.'s Co-Chief Executive Officer from January 2010 through December 2011, President-Healthcare Real Estate Business from November 2008 until January 2010, and Co-President-Healthcare and Specialty Finance from January 2006 until November 2008. Mr. Pieczynski also serves on the board of directors, audit committee, compensation committee and nominating and corporate governance committee of LTC Properties, Inc., a self-administered real estate investment trust. Mr. Pieczynski's extensive experience in the healthcare real estate industry, and his experience managing the CapitalSource Division of Pacific Western Bank, make him well qualified to serve on our Board.

        Daniel B. Platt.    Mr. Platt is a director and a former Executive Vice President of the Company, overseeing the Special Assets group of Pacific Western Bank, a position he held from November 2009 until his retirement in April 2014. Previously, from May 2003 to November 2009, Mr. Platt was President of Del Mar Financial, a real estate consulting firm. From November 1995 to June 2002, Mr. Platt was Executive Vice President and Chief Financial Officer of Burnham Pacific Properties, a publicly-traded, real estate investment trust. From 1983 to 1994, Mr. Platt held executive positions with Union Bank, Security Pacific Bank, and Bank of America. Mr. Platt's professional experience in commercial banking, real estate and finance for over 30 years, and his experience as a chief financial officer of a publicly traded real estate investment trust, make him well qualified to serve on our Board.

        Robert A. Stine.    Mr. Stine is a director and the former President and Chief Executive Officer of Tejon Ranch Co., positions he held from May 1996 until 2014. Tejon Ranch Co. is a diversified real estate development and agri-business company traded on the New York Stock Exchange under the symbol TRC. From 1986 to 1995, Mr. Stine was the President and Chief Executive Officer of Collins Development Company, a diversified, privately held real estate development and asset management company based in San Diego, California. Mr. Stine was a director of the Bakersfield Californian, a privately-owned newspaper, from 1999 through 2009. He is also a director of Valley Republic Bank, a community bank located in Kern County, California, a position he has held since 2008. Mr. Stine's substantial career in real estate and finance, and his experience as the CEO of a publicly traded company, make him well qualified to serve on our Board.

        Matthew P. Wagner.    Mr. Wagner has been Chief Executive Officer of the Company and Pacific Western Bank and a director of the Company since 2000. Mr. Wagner served as a director of Guaranty Bancorp from 2004 to 2010. Prior to joining the Company in 2000, Mr. Wagner was President and Chief Executive Officer of Western Bancorp from 1996 until 1999, when Western Bancorp was acquired by U.S. Bancorp. Prior to joining Western Bancorp, Mr. Wagner served as an executive vice president with U.S. Bancorp in Minneapolis, Minnesota, from 1990 to 1996, and as a senior vice president, from 1985 to 1990. Mr. Wagner brings extensive leadership and community banking experience to our Board, including executive management experience. In addition, as the Chief Executive Officer and President of the Company and Pacific Western Bank, he provides valuable insight and guidance on the issues of corporate strategy and risk management, particularly as to his expertise and understanding of the current trends within the financial services industry.

Cumulative Voting and Vote Required

        Each holder of PacWest common stock may vote their shares cumulatively for the election of directors if certain conditions are met at the Annual Meeting. Cumulative voting provides each stockholder with a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, which such stockholder can then vote in favor of one or more nominees. For example, if you held 100 shares as of the Record Date, you would be entitled to 1,300 votes which you could then distribute among one or more nominees since there are 13 directors to be elected. Cumulative voting may only be exercised at the Annual Meeting if (1) the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting, and (2) at least one stockholder has given notice at the Annual Meeting prior to the voting of such stockholder's intention to cumulate his/her votes. If one of the Company's stockholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible.

        On November 5, 2014, the Board approved the Company's Amended and Restated Bylaws (the "Amended and Restated Bylaws"). As required by the Company's Amended and Restated Bylaws, directors must be elected by a majority of the votes cast with respect to such director in uncontested elections (meaning the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast such that the 13 nominees receiving the greatest number of votes "for" will be elected as directors without regard to the number of shares voted "against" such nominee. In connection with the approval of the Amended and Restated Bylaws, the Company amended its Corporate Governance Principles to require directors that do not receive a majority of the votes cast in an uncontested election to tender their resignation to the Board of Directors. The CNG Committee will consider the resignation and make a recommendation to the Board of Directors whether to accept or reject the resignation or whether other action should be taken. The Board of Directors of the Company will act on the CNG Committee's recommendation and publicly disclose its decision and the rationale within 90 days from the date the election results are certified. The director who failed to receive a majority of the votes cast will not participate in the Board's decision. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Recommendation of the PacWest Board of Directors

        The PacWest Board of Directors recommends a vote "FOR" all of the nominees listed above.    Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted "FOR" each nominee listed above.

PROPOSAL 2: APPROVAL OF THE PACWEST BANCORP 2015 EXECUTIVE INCENTIVE PLAN

Introduction and Plan Overview

        In May 2010, the Company's stockholders approved the Company's Executive Incentive Plan (the "EIC Plan"), designed to allow the Company to award cash incentives to certain specified employees without having the awards count toward the $1 million limit set by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), beyond which compensation expense is not deductible by the Company. The purpose of the EIC Plan is to encourage the creation of long-term stockholder value by providing awards to certain officers of the Company if certain objective performance criteria are met. The EIC Plan was last amended on March 29, 2010.

        The Company requests that stockholders approve an amendment and restatement of the EIC Plan (the "Amended EIC Plan"), to expand the business criteria that can be used to establish performance goals for participants in the Amended EIC Plan for a specified performance period and to satisfy the requirement that the Company obtain stockholder approval every five years with respect to the material terms of the EIC Plan. The EIC Plan has been instrumental in promoting the success of the Company by providing additional means to attract, motivate and retain executives and key employees of the Company through grants of performance-based cash incentives for high levels of individual performance and improved financial and operating performance of the Company. The Amended EIC Plan is necessary to permit PacWest to continue to provide incentives and rewards to its executives and key employees, to attract and retain such persons on a competitive basis and to align the interests of such persons with those of the Company.

        The Company currently uses a number of business criteria in setting performance goals for employee incentive compensation. The approval of the Amended EIC Plan, however, would enable the Company to continue to take a tax deduction for incentive compensation that qualifies as "performance-based compensation" under Section 162(m) and that is payable to a covered executive who has reached threshold levels that would trigger the Section 162(m) deduction limits.

        The material features of the Amended EIC Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the Amended EIC Plan, a copy of which is attached hereto as Appendix A.

Description of the Amended EIC Plan

        Awards under the Amended EIC Plan can generally be separated into two categories: (1) "Code Section 162(m) Awards," which are awards that qualify as "performance-based" incentives to Covered Employees (as defined below), and (2) "Other Awards," which are awards that are not intended to qualify as performance-based incentives under Code Section 162(m). Code Section 162(m) Awards are to be awarded to Covered Employees; Other Awards can be awarded to Covered Employees, as well as other executives and key employees.

        Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the Chief Executive Officer ("CEO") and the three other most highly compensated officers (other than the CFO) whose compensation is required to be reported in the summary compensation table of a publicly-held company ("Covered Employees"). However, certain types of compensation, including performance-based compensation, are excluded from this limit provided the compensation is paid pursuant to a plan which, among other criteria: (1) is approved by the Company's stockholders at least every five years, and (2) does not permit discretion of the administrator to increase the amount of awards to the Covered Employees.

        Code Section 162(m) Awards are granted subject to the following special rules. Code Section 162(m) Awards may be granted at the discretion of the CNG Committee to any executive whom the CNG Committee believes may be a "Covered Employee". In general, the regulations under Section 162(m) exclude from the $1 million limitation "performance-based compensation" that is calculated based on objective performance criteria and performance goals that are pre-established by the company's compensation committee. The amount of any Code Section 162(m) Awards are based on objective performance goals and a targeted level or levels of performance with respect to each goal as specified by the CNG Committee at a time when the outcome of the goal is substantially uncertain and no more than 90 days after the commencement of the performance period to which a performance goal relates. The performance criteria for Code Section 162(m) Awards may be based upon one or more of the following objective criteria: (1) net earnings; (2) return on average assets ("ROA"); (3) cash ROA; (4) return on average equity ("ROE"); (5) cash ROE; (6) operating earnings; (7) earnings per share ("EPS"); (8) cash EPS; (9) net interest margin; (10) stock price; (11) efficiency ratio; (12) deposit growth; (13) loan and lease growth; (14) loan originations; (15) capital ratios; (16) adversely classified assets; (17) nonaccrual loans; and (18) regulatory rating(s). The CNG Committee may determine in its sole discretion the applicable performance period relating to any Code Section 162(m) Award. The CNG Committee must certify as to the attainment of the applicable performance goals prior to payment of any Code Section 162(m) Award, and may reduce (but not increase) the amount of any Code Section 162(m) Award. The maximum aggregate limit on awards that may be awarded under the Amended EIC Plan to any Covered Employee with respect to any calendar year is $5 million.

        Other Awards to Covered Employees or other members of our Incentive Plan Committee (the "IP Committee"), which consists of the Company's CEO and individuals who report directly to the CEO, may be granted at the discretion of the CNG Committee and will be administered by the CNG Committee. The CNG Committee may delegate to the IP Committee (or any of its members) and/or the Company's human resources director the authority to grant Other Awards to other eligible key employees. Other Awards will generally be expressed as a percentage of the employee's salary, and all performance measures applicable to Other Awards will be key indicators of the Company's financial and operating performance. All Other Award opportunities, grants and determinations are subject to approval by the CNG Committee, and the CNG Committee may reduce (but not increase) the amount of any Other Award.

        To receive payment of an award, a participant generally must have been employed by the Company for at least three months during the calendar year and remain employed through the date the award is paid, except that an employee who terminates employment during a performance period due to retirement, death or disability may be entitled to a pro-rata portion of his or her award.

        Performance measures, target achievement levels and other terms and conditions applicable to awards may be adjusted during a performance period only with the CNG Committee's approval, but no such adjustment will be made to a Code Section 162(m) Award that would cause it to fail to qualify as performance-based compensation for purposes of Code Section 162(m).

        The Amended EIC Plan may be amended, suspended or terminated in whole or in part at any time by the CNG Committee or the Board of Directors without stockholder approval, unless stockholder approval is required by any applicable law, rule or regulation.

        The Amended EIC Plan does not preclude or otherwise affect payment of any other compensation, including annual incentives not intended to qualify as Code Section 162(m) performance-based compensation (whether or not under the Amended EIC Plan), based upon annual measures of performance or otherwise.

        For 2015, the amounts payable to the following participants or groups of participants under the Amended EIC Plan, based upon achieving 100% of the performance measures, are as set forth in the table below. Non-employee directors are omitted from the table as they are not eligible to participate in the Amended EIC Plan.

Amount Payable for 2015 Based Upon Achieving 100% of Performance Measures
Matthew P. Wagner	$1,200,000
Victor R. Santoro	$600,000
James J. Pieczynski	$700,000
Bryan M. Corsini	$450,000
Christopher D. Blake	$260,000
All Executive Officers as a Group (including the Named Executive Officers)	$4,135,000
All other Participants as a Group who are not Executive Officers	$1,051,756

        For a discussion of the award opportunities and actual payments made with respect to 2014, see "Executive Compensation—Compensation Discussion and Analysis—2014 Executive Compensation Decisions" beginning on page 39 of this Proxy Statement.

Description of Principal Changes to Amended EIC Plan

        The Amended EIC Plan is substantially similar to the existing EIC Plan. The principal difference is that the business criteria that can be used to establish performance goals for participants in the Amended EIC Plan for a specified performance period have been expanded to include loan and lease originations. The Company believes the addition of this non-financial performance measure will enhance the ability of the Company to manage growth and risk and compensate its executives consistent with such objectives.

Vote Required and Recommendation of the PacWest Board of Directors

        The material terms described above for the Amended EIC Plan must be approved by the affirmative vote of at least a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote.

        The PacWest Board of Directors believes that this proposal is in the best interests of PacWest and its stockholders and recommends a vote "FOR" Proposal 2.

 PROPOSAL 3: RATIFICATION OF THE TAX ASSET PROTECTION PLAN

The Tax Asset Protection Plan

        On April 7, 2014, in connection with the merger of CapitalSource Inc. with and into the Company (the "Merger"), the Board of Directors adopted the Tax Asset Protection Plan (the "Plan"), with Wells

Fargo Bank, National Association, as Rights Agent. Subject to certain limited exceptions, the Plan is designed to deter any person from buying the Company's common stock (or any interest in the Company's common stock) if the acquisition would result in a stockholder owning 4.9 percent or more of the then-outstanding Company common stock.

        The Plan is designed to mitigate the potential for an "ownership change" within the meaning of Section 382 of the Code, and thereby preserve the Company's ability to utilize certain net operating loss carryforwards and certain other tax assets (collectively, "NOLs") to offset future taxable income. The Board of Directors believes it is in the Company's and its stockholders' best interests to approve the Plan.

        The following description of the Plan is qualified in its entirety by reference to the text of the Plan, which can be found in the accompanying Appendix B. Please read the Plan in its entirety, as the discussion below is only a summary.

Description of the Plan

        If the Company were to experience an "ownership change" within the meaning of Section 382 of the Code, its ability to utilize the NOLs to offset future taxable income could be significantly limited. In general, an ownership change would occur if the Company's "5-percent shareholders," as defined under Section 382 of the Code, collectively increase their ownership of the Company, in relation to their respective historical low points, by more than 50 percentage points over a rolling three-year period. Stockholders who owned 4.9 percent or more of the Company's common stock at the time of the first public announcement of the Plan, which occurred on April 8, 2014, generally will not trigger the Plan so long as they do not acquire any additional shares of the Company's common stock. The Board of Directors may exempt any person or group from being deemed an Acquiring Person (as defined below) for purposes of the Plan with respect to which it receives, at its request, a report from the Company's advisors to the effect that such exemption would not create a significant risk of material adverse tax consequences to the Company, or the Board of Directors otherwise determines, in its sole discretion, is in the best interests of the Company.

        The Rights.    In connection with the adoption of the Plan, the Board of Directors declared a dividend of one preferred share purchase right (a "Right") to purchase one ten-thousandth of a share of newly designated Series A Participating Preferred Stock ("Preferred Stock") for each share of the Company's common stock outstanding at the close of business on April 17, 2014 or issued thereafter and prior to the Rights separating from the Company's common stock pursuant to the terms of the Plan.

        The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.

        Exercisability.    The Rights will not be exercisable until the next business day following the date of the first event causing a Flip-in Date (as defined below) to occur (the "Separation Time"). On or after the Separation Time and prior to the Expiration Time (as defined below), each Right would initially entitle the holder to purchase, for $160.00 (the "Exercise Price"), one ten-thousandth of a share of Preferred Stock. The Preferred Stock is designed so that each one ten-thousandth of a share has economic and voting terms similar to those of one share of the Company's common stock.

        A "Flip-in Date" will occur on the first date on which the Company announces that a person has become an Acquiring Person (as defined below) (a "Stock Acquisition Date"), or such later date and time as the Board of Directors may determine. An "Acquiring Person" generally is, subject to certain exceptions described in the Plan, any person who is or becomes the Beneficial Owner (as defined in the Plan) of 4.9% or more of the outstanding shares of the Company's common stock at any time after the first public announcement of the Plan.

        Exchange.    In the event that prior to the Expiration Time a Flip-in Date occurs, each Right (other than Rights Beneficially Owned on the Stock Acquisition Date or thereafter acquired by an Acquiring Person or any affiliate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon exercise, that number of shares of the Company's common stock having an aggregate Market Price (as defined in the Plan) on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of the Company's common stock, elect to exchange all of the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate thereof, which Rights shall become void) for shares of the Company's common stock at an exchange ratio of one share of Company common stock per Right, subject to adjustment.

        Anti-Dilution Provisions.    The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution if certain specified events occur as provided in the Plan.

        Redemption.    The Board of Directors may, at its option, at any time, redeem all (but not less than all) of the then outstanding Rights at a price of $0.001 per Right (the "Redemption Price"), as provided in the Plan.

        Amendments.    The Board of Directors may amend the Plan at any time and in any manner as provided in the Plan.

        Expiration.    The Rights will expire on the earliest of: (1) the time at which the Board of Directors elects to exchange the Rights for shares of Company common stock as described above, (2) the date on which the Rights are redeemed as described above, (3) the close of business on April 7, 2017 and (4) the time at which the Board of Directors determines, in its sole discretion that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes (in any such case, the "Expiration Time").

Certain Considerations Related to the Plan

        The IRS could challenge the amount of NOLs, which could limit the Company's ability to use the NOLs to reduce our future income tax liability. In addition, the complexity of the Code's Section 382 provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, the Company cannot assure you that the IRS will not claim that the Company experienced an ownership change and attempt to reduce or eliminate the benefit of the NOLs even if the Plan is in place.

        Continued Risk of Ownership Change.    Although the Plan is intended to reduce the likelihood of an ownership change, the Company cannot provide assurance that it would prevent all transfers of the Company's common stock that could result in such an ownership change.

        Anti-Takeover Effect.    The reason that the Board of Directors adopted the Plan is to preserve the long-term value of the NOLs. While the Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of the Company's securities.

Vote Required and Recommendation of the PacWest Board of Directors

        The affirmative vote of the holders of a majority of the shares of the Company's common stock present at the meeting in person or by proxy and entitled to vote is required for approval of the ratification of the Plan.

        The PacWest Board of Directors recommends a vote "FOR" approval of the ratification of the Tax Asset Protection Plan as disclosed in this Proxy Statement.

 PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Pursuant to Section 14A of the Exchange Act, we are seeking advisory stockholder approval of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. In 2011, our stockholders recommended that the Company hold an advisory vote on executive compensation every year. At the 2012 and 2013 Annual Meetings, a majority of the Company's stockholders voted "FOR" approval of the compensation of the Company's Named Executive Officers.

        In January 2014, the Company held a special meeting of stockholders (the "Special Meeting") to vote on several proposals related to the then pending Merger between CapitalSource Inc. and PacWest that closed on April 7, 2014, including a non-binding advisory vote on specified compensation payable to the named executive officers of PacWest in connection with the Merger. A majority of the stockholders voted "AGAINST" approval of the specified compensation payable in connection with the Merger. In May 2014, the Company held their annual meeting of stockholders to vote on several proposals, including a non-binding advisory vote on specified compensation payable to the named executive officers of PacWest. A majority of the stockholders voted "AGAINST" approval of the specified compensation. In accordance with SEC rules, our stockholders are being asked to approve an advisory resolution on the compensation of the named executive officers, as reported in this Proxy Statement.

        In response to our stockholders' recent votes on our executive compensation and stockholder inquiries we received in 2014, the CNG Committee implemented a number of policies to enhance our corporate governance and to more closely align our executive compensation program with our performance and to make the program more responsive to stockholder interests. These changes include:

  •
  Amending our bylaws to provide for majority voting in uncontested elections;

  •
  Enhancing our lead independent director's authority and responsibilities;

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  Adopting a clawback policy to enable the Company to recover incentive compensation if we, among other things, restate our financial statements;

  •
  Adopting double-trigger vesting of equity on a change in control for all equity grants beginning in 2015;

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  Adopting robust stock ownership guidelines for our executives and senior officers, including requiring our CEO to own stock valued at five times his base salary;

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  Eliminating the excise tax gross-up feature under our Executive Severance Pay Plan in the event of a future change in control of the Company; and

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  Enhancing our compensation disclosure to ensure that it is comprehensive.

        The CNG Committee, after consideration of the voting results from our stockholders at the January and May 2014 stockholders meetings and the changes described above that were made to the compensation program, concluded that our executive compensation program achieves the goals of our executive compensation philosophy. Therefore, the CNG Committee affirmed the elements of the Company's executive compensation plan and policies, with the modifications described above.

        Stockholders are urged to read the Compensation Discussion and Analysis section and other information in this Proxy Statement. The CNG Committee and the Board believe that the information provided in that section demonstrates that our executive compensation program aligns our executives' compensation with the Company's short-term and long-term performance and provides the compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company's long-term success.

        This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our Named Executive Officers described in this Proxy Statement. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our Named Executive Officers.

        As an advisory vote, this proposal is not binding upon the Board or the Company. However, the CNG Committee, which is responsible for the oversight of the Company's executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers. For the reasons outlined beginning on page 34 of this Proxy Statement, the Board believes that the compensation of the Company's Named Executive Officers is appropriate and should be approved on an advisory basis by the Company's stockholders.

Vote Required and Recommendation of the PacWest Board of Directors

        The affirmative vote of at least a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the advisory vote on the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

        The PacWest Board of Directors recommends a vote "FOR" approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement pursuant to the disclosure rules of the SEC.

 PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        The Company's Audit Committee has appointed the firm of KPMG LLP as independent auditors for PacWest for the fiscal year ending December 31, 2015, and is submitting its selection for ratification by our stockholders. KPMG LLP has served as our independent auditors since the Company's formation in 2000. Subject to the matters discussed under the section entitled "Report of the Audit Committee," the Audit Committee carefully considered the firm's qualifications as independent auditors for PacWest. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established and any issues raised by the most recent quality control review of the firm. The Audit Committee's review also included the matters regarding auditor independence discussed under the section entitled "Audit Committee Report," including whether the nature and extent of non-audit services would impair the independence of the auditors. Services provided to the Company and its subsidiaries by KPMG LLP during fiscal year 2014 are described under the section entitled "Independent Auditors—Independent Auditor Fees" beginning on page 53 of this Proxy Statement.

        The Company's organizational documents do not require that stockholders ratify the appointment of KPMG LLP as the Company's independent auditors. The Company is seeking stockholder approval because the Board of Directors believes it is a matter of good corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee may consider the appointment of other independent auditors, but is not required to do so. The Audit Committee retains the power to replace the independent auditors, whose appointment was ratified by stockholders, if the Audit Committee determines that the best interests of PacWest warrant a change of its independent auditors.

        A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. KPMG LLP's representative is expected to be available to respond to appropriate questions.

Vote Required and Recommendation of the PacWest Board of Directors

        The affirmative vote of at least a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the ratification of the appointment of the independent auditors.

        The PacWest Board of Directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2015.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

Board Leadership Structure

        The Board has evaluated its leadership structure and determined that separate roles of Chairman of the Board and Chief Executive Officer enhances the independence of the Board from management and mitigates potential conflicts of interest. In addition, the Board believes that this structure allows the Chief Executive Officer to focus on his duties of enhancing stockholder value and expanding and strengthening our business.

        On an annual basis, as part of our review of corporate governance, the Board (led by the CNG Committee) evaluates our board leadership structure to ensure that it remains the optimal structure of our Company and our stockholders. We recognize that different board structures leadership structures may be appropriate for companies with varying sizes and performance characteristics. We believe our current leadership structure—under which Mr. Eggemeyer serves as Chairman of the Board, our board committees are chaired by independent directors and Mr. Fitzpatrick as lead director assumes specified responsibilities on behalf of the independent directors—remains the optimal board leadership structure for our Company and our stockholders.

        Since 2000, we operated under a board leadership structure with Mr. Eggemeyer as Chairman of the Board. In his role as Chairman of the Board, Mr. Eggemeyer's responsibilities include:

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  chairing meetings of the Company's Board and the annual meeting of stockholders;

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  approving Board agendas and meeting schedules and ensuring appropriate information to flow;

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  acting as liaison between the non-management members of the Board and management;

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  meeting periodically with the CEO for informal discussion concerning major issues involving the Company; and

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  providing input to the CNG Committee concerning the performance of the CEO.

        Mr. Barry C. Fitzpatrick was appointed in 2014 as our lead independent director. The position of lead independent director of the Board comes with significant authority and responsibilities. These responsibilities and authority include the following:

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  presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

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  serving as liaison between the Chairman and the independent directors;

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  serving as a member of the Executive Committee;

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  reviewing and approving meeting agendas, meeting schedules and information sent to the Board;

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  ensuring that matters of concern or interest of the independent directors are appropriately scheduled for a discussion at Board meetings;

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  having the authority to call meetings of the independent directors;

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  being available for consultation and direct communication with stockholders, as appropriate; and

  •
  performing such other duties as the Chairman or the Board may from time to time delegate or request.

        Our Corporate Governance Guidelines, which are available on our website, provide for a majority of directors to be independent from management and include standards for the determination of director independence. It also specifies additional considerations for the Board in determining the independence of any director who will serve on the CNG Committee, noting that the Board considers all factors specifically relevant to determining whether the director has a relationship to the Company that is material to that director's ability to be independent from management in connection with the duties of a CNG Committee member, including but not limited to whether such director is affiliated with the Company or any of its affiliates.

        When considering any affiliate relationship a director has with the Company or any of its affiliates in determining his or her independence for purposes of CNG Committee service, the Board considers whether the affiliate relationship places the director under the direct or indirect control of the Company or its senior management, or creates a direct relationship between the director and members of senior management, in each case of a nature that would impair his or her ability to carrying out the responsibilities of a CNG Committee member.

        The Company is committed to maintaining good corporate governance practices and adhering to high standards of ethical conduct. The Board regularly reviews its governance procedures to ensure compliance with rapidly changing laws, rules and regulations that govern the Company's business. The Company's website at www.pacwestbancorp.com includes important information regarding Company policies and Board charters, including the Company's Corporate Governance Guidelines and its Code of Business Conduct and Ethics, and all of the Company's SEC filings and press releases, among other information.

        During the fiscal year 2014, the Board of Directors of the Company met seven times. The independent directors also met four times in executive session during 2014. The sessions of the independent directors were presided over by Mr. Barry Fitzpatrick, who was elected by the independent directors as lead director and who has served in that capacity since April 2014. From May 2009 until the closing of the Merger, Mr. Stephen Dunn served in the capacity of lead independent director. The Audit Committee met eleven times during 2014. No director who served in 2014 attended less than 75% of the Company's Board meetings and committee meetings on which he or she served. In 2014, four directors attended the Annual Meeting of Stockholders. The Board's policy regarding director attendance at the Annual Meeting is that directors are welcome but not required to attend, and that the Company will make all appropriate arrangements for directors who choose to attend and reimburse their reasonable expenses in connection therewith.

        The current members of the committees of the Board of Directors are as follows:

Director	Asset Liability Management Committee	Audit Committee	Compensation, Nominating and Governance Committee	Risk Committee	Executive Committee
Craig A. Carlson		X		C	X
John M. Eggemeyer					C
Barry C. Fitzpatrick			X		X
Andrew B. Fremder	C				X
C. William Hosler		X	X
Susan E. Lester	X	C		X	X
Douglas H. (Tad) Lowrey	X			X
Timothy B. Matz		X	X
Roger H. Molvar		X	X	X
James J. Pieczynski	X			X
Daniel B. Platt	X			X
Robert A. Stine			C		X
Matthew P. Wagner	X			X	X

X = Member, C = Chair

Independent Director Information

        A majority of the Board (8 out of 13 directors) is composed of independent directors. At least annually, the Board, with the assistance of the CNG Committee, evaluates the independence of the directors based on the independence requirements of the Nasdaq listing standards and applicable SEC rules and regulations.

        In 2014, the independent directors re-appointed Barry C. Fitzpatrick as the lead independent director of the Board. In 2014, the Board affirmatively determined, upon the recommendation of the CNG Committee, that each director and director nominee, with the exceptions of Messrs. Eggemeyer, Lowrey, Pieczynski, Platt and Wagner, met the independence requirements of the Nasdaq listing standards and applicable SEC rules and regulations, including the independence requirements for committee membership. In addition, Mark N. Baker, Stephen M. Dunn, George E. Langley, Arnold W. Messer and John W. Rose, each directors of the Company prior to the Merger, were independent under the Nasdaq listing standards and applicable SEC rules and regulations. In making such determinations, the Board evaluated banking, commercial, service, familial or other transactions involving each director or immediate family member and their related interests and the Company, if any.

Board's Role in Risk Oversight

        We believe that effective risk management is of primary importance to the success of our Company. We have a comprehensive risk management process that monitors, evaluates and manages the risks we assume in conducting our activities. Our Board's oversight of this risk management process is conducted through the responsibilities of the Board's standing committees: Asset/Liability Management Committee, Audit Committee, CNG Committee and Risk Committee. As described in more detail below, each of these committees is responsible for monitoring components of risk and the Company's exposure to such risks. The committees each report to the Board and the Board has overall responsibility for ensuring that overall risk awareness and risk management is appropriate. As a general matter, except for cases where a particular committee may choose to meet in executive session, all Board members are invited to attend (but are not required to attend) the regular meetings of all Board committees, and our Board meetings are designed to facilitate attendance by all members. We believe that this open and collaborative structure provides for a more informed Board of Directors and also helps the Board understand and monitor the various internal and external risks to which the Company may be exposed.

Risk Committee

        Upon the closing of the Merger, the Company replaced the Credit Risk Committee and shifted oversight responsibility for certain aspects of our risk management practices from the Audit Committee to the Risk Committee. The former responsibilities of the Credit Risk Committee and these aspects of our risk management practices formerly overseen by the Audit Committee are now included in the responsibilities of the Risk Committee. The purpose of the Risk Committee is to approve and periodically review the Company's enterprise-wide risk management policies and to oversee the implementation of the Company's enterprise-wide risk management framework, including the strategies, policies, procedures and systems established by management to identify, assess, monitor, measure and manage the Company's material risks, including credit, market, liquidity, operations and systems, compliance and legal, reputation, human resources, strategic and capital risk. The Committee assists the Board and its other committees that oversee specific risk-related issues and serves as a resource to management, including management's Enterprise Risk Management Steering Committee ("ERMSC"), by overseeing risk across the entire Company and by enhancing the Board's understanding of the Company's overall risk tolerance and enterprise-wide risk management activities and effectiveness. Under the umbrella of the enterprise-wide framework is also oversight of the Company's loan portfolio, its recent trends and concentrations, the allowance for credit losses, as well as reviewing of all risk metrics related to the loan portfolio. During 2014, the Credit Risk Committee met one time and the Risk Committee met four times. Copies of our Risk and Audit Committee charters, last updated February 2015, can be obtained on the Company's website at http://www.pacwestbancorp.com under the section entitled "Corporate Governance". The responsibilities of the Risk Committee are to oversee and approve the Company's risk management practices and to assist the Board in, among other things:

  •
  overseeing management's implementation of an enterprise-wide risk management framework, including the development and implementation of effective policies designed to ensure that risks are properly controlled, quantified and within the Company's risk appetite and risk tolerance;

  •
  approving and periodically reviewing the Company's enterprise-wide risk management policies;

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  at least annually, reviewing and recommending to the Board for approval the Company's annual risk self-assessment, risk appetite statement and the limits and tolerances within it;

  •
  reviewing and discussing management's assessment of the Company's aggregate enterprise-wide risk profile and the alignment of the Company's risk profile with the Company's strategic plan, goals and objectives;

  •
  receiving reports from management, including the Chief Risk Officer, the Chief Credit Officer, the Chief Financial Officer, the Manager of Operations and Systems, and from the Enterprise Risk Management Steering Committee, Compliance Committee and Capital Committee, and, if appropriate, other Board committees, regarding matters relating to risk management and/or the Company's risk and compliance organization, including those regarding emerging risks and other selected risk topics and/or enterprise-wide risk; and

  •
  overseeing other risk management activities which include external credit review, credit management and administration, allowance for credit losses, lending and deposit compliance, capital planning and stress testing, and operations and systems risk.

        The Company's Chief Risk Officer, Chief Credit Officer, Chief Financial Officer, and Manager of Operations and Systems report on a quarterly basis to the Risk Committee, or more frequently as needed, regarding areas within their supervision that pertain to the Company's risk profile. The Risk Committee also receives reports from the Company's external credit review consultants and those performing internal audit work for the Company.

Asset/Liability Management ("ALM") Committee

        During 2014, the ALM Committee met four times. The ALM Committee oversees compliance by the Company and its subsidiaries with the Company's ALM policies and receives reports from the Company's executive management ALM committee, which is responsible for the management of the Company's investment portfolio and asset/liability strategy on a day to day basis. The objective of the Company's ALM policy is to manage balance sheet and off-balance sheet assets and liabilities in order to maximize the spread between interest earned and interest paid, to maintain acceptable levels of interest rate risk, and to ensure that the Company has the ability to pay liabilities as they come due and fund continued asset growth. The executive management members responsible for managing the Company's ALM activities generally meet monthly to discuss ALM activities. The ALM Committee reviews management reports and management's recommendations for the Company's ALM strategies on a going forward basis, and oversees management's development and implementation of asset/liability pricing in order to attain the overall strategic objectives of the Company.

Audit Committee

        During 2014, the Audit Committee met 11 times. In December 2014, the Company appointed the Company's Chief Audit Executive, who is responsible for working with the Audit Committee, independent auditors and management and for aiding in the selection of the Company's internal auditors. Prior to the appointment of a Chief Audit Executive, the Company's Chief Risk Officer and risk management personnel under the supervision of the Chief Risk Officer performed the functions of the Chief Audit Executive. The Board has determined that each member of the Audit Committee is financially literate and that each of Messrs. Carlson, Hosler, and Molvar and Ms. Lester is qualified as an audit committee financial expert and that each of them has accounting or related financial management expertise, in each case in accordance with the rules of the SEC and the listing standards of Nasdaq. For additional information regarding the background and relevant experience of Messrs. Carlson, Hosler, and Molvar and Ms. Lester, please see the biographies of director nominees under the section entitled "Proposal 1: Election of Directors," beginning on page 10 of this Proxy Statement. Information regarding the functions performed by the Audit Committee is set forth in the "Audit Committee Report" included in this Proxy Statement, as well as in the Audit Committee charter. The charter of the Audit Committee was last amended as of February 2015, a copy of which may be obtained on the Company's website at http://www.pacwestbancorp.com under the section entitled "Corporate Governance."

Compensation, Nominating and Governance ("CNG") Committee

        During 2014, the CNG Committee met seven times. The CNG Committee reviews and approves, or makes recommendations to the Board of Directors on matters concerning the salaries and benefits, including equity compensation, of the Company's executive officers, compensation of the directors, and director independence. The CNG Committee also reviews and approves the Company's incentive compensation plans and equity-based plans, 401(k) plans and other employee benefit plans. The CNG Committee assists the Board of Directors in promoting the best interests of the Company and its stockholders through the implementation of sound corporate governance principles and practices, including oversight of the Company's Clawback Policy and Executive Stock Ownership Guidelines. The CNG Committee also makes recommendations to the Board of Directors regarding the composition and size of the Board and its committees. In furtherance thereof, the CNG Committee identifies, evaluates and recommends candidates for the Company's Board of Directors and considers nominees for directors nominated by the Company's stockholders in accordance with the Company's bylaws. The CNG Committee operates under a charter that was last amended as of February 2015, a copy of which may be obtained on the Company's website at http://www.pacwestbancorp.com under the section entitled "Corporate Governance." The CNG Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee consisting of one or more members.

        In identifying and recommending nominees for positions on the Board of Directors, the CNG Committee places primary emphasis on the criteria set forth under "Selection of Directors" in our Corporate Governance Guidelines, namely: (1) personal qualities and characteristics, accomplishments and professional reputation; (2) current knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business; (3) ability and willingness to commit adequate time to Board and committee matters; (4) the fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; (5) diversity of viewpoints, backgrounds, experience and geographical location; and (6) the ability and skill set required and other relevant experience.

        The CNG Committee does not set specific, minimum qualifications that nominees must meet in order for the CNG Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors. Through the Board's annual self- evaluation process, the CNG Committee evaluates the result, including whether the diversity of the Board members is appropriate to advise the Company on its risks and opportunities. Members of the CNG Committee may seek input from other members of the Board in identifying possible candidates, and may, in its discretion, engage one or more search firms to assist in the recruitment of director candidates. The CNG Committee will consider candidates recommended by stockholders against the same criteria as nominees not proposed by stockholders. Stockholders who wish to submit nominees for director for consideration by the CNG Committee for election at our 2016 Annual Meeting of

Stockholders should follow the process detailed in the section entitled "Other Business—Director Nominations" on page 54 of this Proxy Statement.

        For further information on the Company's processes and procedures for the consideration and determination of director compensation, please see the section entitled "Compensation of Directors" on page 30 of this Proxy Statement. For further information on the Company's processes and procedures for the consideration and determination of executive compensation, please see the section entitled "Executive Compensation—Compensation Discussion and Analysis" beginning on page 34 of this Proxy Statement.

Executive Committee

        During 2014, the Executive Committee did not meet. The Executive Committee reviews and makes recommendations to the Board of Directors with respect to strategy, acquisitions and other opportunities for the Company and acts on behalf of the Board, to the full extent permitted by law, when it is impractical for the full Board to meet. In addition, the Executive Committee is a forum to review other significant matters not addressed by the other Board committees and to make appropriate recommendations to the Board of Directors.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Related-Party Transactions Policy

        The Company's Board of Directors has adopted a written policy ("Policy") governing the approval of Related-Party Transactions. "Related-Party Transactions" include any transaction, or any amendment or modification to a transaction, involving a director or director nominee, executive officer, a 5% stockholder of the Company or any person known by the Company to be an immediate family member of any of the foregoing individuals that would need to be disclosed under Item 404(a) of Regulation S-K promulgated by the SEC. Such transactions do not include, however, indemnification payments or compensation paid to directors and executive officers for their services as directors and executive officers. The Policy prohibits all Related-Party Transactions, unless they are approved or ratified by the Audit Committee in accordance with the Policy. Under the Policy, the Company's legal department, in consultation with management and outside counsel, analyzes all potential Related-Party Transactions brought to the attention of the Company to determine whether they constitute Related-Party Transactions. If the Legal Department determines a transaction constitutes a Related-Party Transaction, the Audit Committee will then review the transaction to determine whether or not to approve or ratify it. In making its determination, the Audit Committee considers several factors including, but not limited to, whether the terms of the Related-Party Transaction are fair to the Company; whether the Company has compelling business reasons to enter into the transaction; whether the transaction will impair the independence of an outside director; and whether the transaction presents an improper conflict of interest for any directors or executive officers of the Company. Members of the Audit Committee having an interest in a transaction under review must abstain from voting on the approval of the Related-Party Transaction, but may, if the Chairperson of the Audit Committee so requests, participate in the Audit Committee's discussions of the transaction.

Certain Relationships and Related-Party Transactions

        On November 18, 2014, Mr. Jared M. Wolff entered into a separation agreement with the Company (the "Wolff Separation Agreement"), pursuant to which Mr. Wolff resigned as President of Pacific Western Bank and Executive Vice President of the Company effective December 17, 2014. Under the Wolff Separation Agreement, the Company paid to Mr. Wolff severance in the amount of $2,360,875.00, a 2014 pro rata bonus of $575,000, continuation of his medical and welfare coverage for up to 24 months following his separation date and a lump-sum payment of $253,125 in lieu of his outstanding equity-based awards that were cancelled.

        John M. Eggemeyer was appointed to the board of Rancho Santa Fe National Bank on February 27, 1995 and was appointed chairman of the board on that date. Mr. Eggemeyer became Chairman of the Board of the Company upon the Company's formation on May 31, 2000. Pursuant to an agreement, dated May 18, 2011, with Castle Creek Financial, LLC of which Mr. Eggemeyer is chief executive officer, the Company named Castle Creek Financial as the Company's exclusive financial advisor. We refer to this agreement as the Castle Creek Contract. The Castle Creek Contract has been reviewed annually by the CNG Committee pursuant to the Company's Related-Party Transactions Policy. In approving the Castle Creek Contract, the CNG Committee concluded that the Castle Creek Contract was in the best interests of the Company and its stockholders and was on terms comparable to those prevailing for similar transactions with other persons not having any relationship with the Company. During 2014, Castle Creek Financial and its affiliates received fees of $9,000,000 from the Company pursuant to the Castle Creek Contract, primarily in connection with the closing of the CapitalSource merger. On August 6, 2014, the Castle Creek Contract was terminated.

        On March 1, 2015, the Company entered into an agreement and plan of merger with Square 1 Financial, Inc. ("Square 1") pursuant to which Square 1 will merge (the "Square 1 Merger") with and into PacWest. Subject to the terms and conditions of the merger agreement, upon consummation of the Square 1 Merger, each outstanding share of Square 1 common stock, subject to exceptions, will be converted into the right to receive 0.5997 of a share of Company common stock. Castle Creek Capital Partners IV, L.P., an affiliate of Castle Creek Financial, owns 4,463,256 shares of Square 1 common stock, and in conjunction with the merger agreement, entered into a voting agreement with the Company requiring Castle Creek Capital Partners IV, L.P. to vote all such shares of Square 1 common stock in favor of adoption of the merger agreement and certain related matters as applicable and against alternative transactions and generally prohibiting it from transferring its shares, subject to certain exceptions.

        Since July 2001, the Company has engaged Martin J. Wolff & Co., Inc. as its insurance broker to help the Company evaluate and obtain certain insurance products for the Company and its subsidiaries, including its group health insurance coverage, life and disability insurance and other insurance benefit products. Martin J. Wolff, the chairman of Martin J. Wolff & Co., Inc., is the father of Jared M. Wolff. Jared Wolff was the Company's Executive Vice President and President of Pacific Western Bank, and he resigned effective December 17, 2014.

        During 2014, the Company purchased comprehensive group insurance, disability insurance, executive life insurance and other insurance products from Martin J. Wolff & Co., Inc. totaling approximately $13.9 million in premiums. To the best knowledge of the Company, Martin J. Wolff & Co., Inc. received approximately $569,000 in commissions from such purchases. To the best knowledge of the Company, Martin J. Wolff & Co., also paid approximately $56,539 for the online human resource system used by the Company. Jared Wolff was not involved in the analysis, negotiation or acquisition of group health, disability, executive life or other insurance products purchased by the Company from Martin J. Wolff & Co., Inc. The CNG Committee has approved this relationship pursuant to the Company's Related-Party Transactions Policy. In the opinion of the Company's management, the transactions are in the best interests of the Company and its stockholders and have occurred on terms comparable to those available from other providers of similar products who have no relationship with the Company.

        Certain directors and executive officers, entities associated with them and members of their immediate families were customers of and had banking transactions, including one loan, with the Company's subsidiary bank in the ordinary course of business during fiscal 2014. Such loan was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. This loan does not involve more than the normal risk of collection or present other unfavorable features. The Company expects its subsidiary bank to have banking transactions with such persons in the future.

Family Relationships

        There are no family relationships among any of the directors or executive officers of the Company.

Compensation Committee Interlocks and Insider Participation

        During 2014, Messrs. Hosler, Molvar, Fitzpatrick, Matz, and Stine served on the CNG Committee. None of these directors was formerly, or during 2014, an officer or employee of the Company or any of its subsidiaries. In addition, Mr. Dunn, a director of the Company prior to the Merger and member of the CNG Committee, was neither an officer nor an employee of the Company or any of its subsidiaries during 2014.

        No executive officer of the Company serves on the board of directors of any other company that has one or more executive officers serving as a member of the CNG Committee. In addition, no executive officer of the Company serves as a member of the compensation committee of the board of any other company that has one or more executive officers serving as a member of the Company's Board of Directors. No such interlocking relationships existed during 2014.

COMPENSATION OF DIRECTORS

        The CNG Committee of the Board evaluates director compensation, and compares the compensation of the Company's directors to that offered by peer companies. The Company also subscribes to surveys to further provide information on director compensation at peer companies. The CNG Committee recommends compensation for non-employee directors to the full Board, which in turn determines director compensation for each fiscal year. The compensation is designed to attract and retain qualified directors, and to compensate them for the time and risk associated with being a director. The Company reimburses its directors for their reasonable travel, lodging, food and other expenses incurred in connection with their service on the Board and its committees.

        Compensation of the Board was increased in 2014 following the engagement of an independent consultant, Frederic W. Cook & Co., Inc. ("FWC"), in January 2014 to examine Board compensation following the Merger. FWC evaluated the Company's board compensation and components of compensation relative to the Company's peer group.

        Based on the recommendations of FWC, the CNG Committee recommended certain changes to Board compensation, which the Board adopted effective as of the closing of the Merger. Board compensation following the Merger was and is as follows:

  •
  Annual retainers for Board service:    An annual cash retainer of $150,000 for the Chairman, $110,000 for the lead independent director and $75,000 for each other non-employee director serving on the Board, each paid in quarterly installments.

  •
  Annual retainer for Pacific Western Bank board service:    An annual cash retainer of $50,000 for non-employee directors serving on the board of Pacific Western Bank (and not serving on the Board of PacWest Bancorp), paid in quarterly installments.

  •
  Committee Chair Fees:    Annual retainers for the non-employee chairpersons of each of the Board committees (other than the Executive Committee) of $35,000, each paid in quarterly installments.

  •
  Equity Grants:    Annual grants of fully-vested shares of Company Common Stock of approximately $50,000, based on the closing price of Company Common Stock on the grant date. The Chairman of the Board receives an additional, annual grant of fully-vested shares of Company Common Stock of approximately $50,000.

        The table below presents all compensation paid to non-employee directors of the Company that served during 2014 (including those non-employee directors whose service ended upon consummation of the Merger):

2014 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
John M. Eggemeyer, Chairman	$142,500	$99,969	—	—	—	$6,000	(1)	$248,469
Andrew B. Fremder	$82,500	$49,984	—	—	—	—		$132,484
C. William Hosler	$56,250	$49,984						$106,234
Craig A. Carlson	$97,500	$49,984	—	—	—	—		$147,484
Daniel B. Platt	$56,250	$49,984	—	—	—	$24,684	(2)	$130,918
James J. Pieczynski(3)	—	—	—	—	—	—		—
Barry C. Fitzpatrick	$100,000	$49,984	—	—	—	—		$149,984
Susan E. Lester	$97,500	$49,984	—	—	—	—		$147,484
Timothy B. Matz	$75,000	$49,984	—	—	—	—		$124,984
Douglas H. (Tad) Lowrey	$56,250	$49,984	—	—	—	—		$106,234
Roger H. Molvar	$56,250	$49,984	—	—	—	—		$106,234
Robert A. Stine	$100,000	$49,984	—	—	—	—		$149,984
Matthew P. Wagner(3)	—	—	—	—	—	—		—
Mark N. Baker(5)	$15,000	—	—	—	—	—		$15,000
Joseph N. Cohen(5)	$15,000	—	—	—	—	—		$15,000
Stephen M. Dunn(5)	$15,000	—	—	—	—	—		$15,000
George E. Langley(5)	$15,000	—	—	—	—	—		$15,000
Arnold W. Messer(5)	$15,000	—	—	—	—	—		$15,000
Antoinette T. Hubenette(5)	$15,000	—	—	—	—	—		$15,000
John W. Rose(5)(6)	$3,000	—	—	—	—	—		$3,000

(1)
Represents life insurance premiums paid by the Company.

(2)
Represents life, disability and long-term care insurance premiums paid by the Company.

(3)
No compensation received for service on the Company's Board because individual is an employee director.

(4)
Amounts shown are based on the market value of the underlying stock at the date of grant. For further information, see Note 17, Stock Based Compensation Plans, to the Company's audited financial statements for the fiscal year ended December 31, 2014 included in the Company's Annual Report on Form 10-K.

(5)
Company Directorship ended April 7, 2014. Messrs. Langley and Messer now serve on the Bank Board of Directors.

(6)
Mr. Rose is a Principal of CapGen Financial, LLC a 3.7% stockholder of the Company. Mr. Rose received 20% of the Board service fees and 80% of his Board service fees were remitted to CapGen Financial, LLC.

 EXECUTIVE OFFICERS

        The following table sets forth, as to each person who currently serves as an executive officer of the Company, such person's age (as of the Record Date), current position and the period during which such person has served in such position. Following the table is a description of each executive officer's principal occupation during the past five years.

Name	Age	Position	Year in which assumed current position	Year hired by the Company(1)
Christopher D. Blake	55	Executive Vice President, Human Resources of the Company and Pacific Western Bank	2014	1994
Suzanne R. Brennan	64	Executive Vice President, Chief Risk Officer of the Company and Pacific Western Bank	2011	2011
Mark Christian	51	Executive Vice President, Manager of Operations and Systems of the Company and Pacific Western Bank	2005	1997
Bryan M. Corsini	53	Executive Vice President, Chief Credit Officer of the Company and Executive Vice President of Pacific Western Bank	2014	2000
Lynn M. Hopkins	47	Executive Vice President, Chief Accounting Officer of the Company and Pacific Western Bank	2014	2002
Kori L. Ogrosky	45	Executive Vice President and General Counsel of the Company and Executive Vice President of Pacific Western Bank	2014	2005
Victor R. Santoro	66	Executive Vice President, Chief Financial Officer of the Company and Pacific Western Bank	2014	2003
James J. Pieczynski	52	Executive Vice President and Director of the Company and President of the CapitalSource Division and Director of Pacific Western Bank	2014	2001
Matthew P. Wagner	58	Chief Executive Officer, President and Director of the Company and Pacific Western Bank	2000	2000

(1)
If the executive joined the Company through an acquisition or merger, date above indicates date of hire at predecessor company and from which years of service are credited.

        Christopher D. Blake.    Mr. Blake is Executive Vice President, Human Resources of the Company and Pacific Western Bank. Mr. Blake joined Pacific Western National Bank in October 1994 and served as Chief Credit Officer until being appointed Chief Operating Officer in December 1999. He became President of the Eastern Region of Pacific Western Bank when Pacific Western National Bank was acquired by the Company on January 31, 2002 and served in that position until April 2014 when he assumed his current position.

        Suzanne R. Brennan.    Ms. Brennan is Executive Vice President, Chief Risk Officer of the Company and Pacific Western Bank. Prior to rejoining the Company in January 2011, Ms. Brennan was Executive Vice President of Operations and Systems at Guaranty Bancorp from May 2005 to December 2010. Prior to Guaranty Bancorp, Ms. Brennan was Executive Vice President, Manager of Systems and Operations for the Company from April 2002 to May 2005. Prior to Ms. Brennan's initial employment with the Company, Ms. Brennan was President of Summit Consulting Group; Executive Vice President of Western Bancorp; Senior Vice President of U.S. Bancorp; and a Manager with the Federal Reserve Bank of Minneapolis.

        Mark Christian.    Mr. Christian is Executive Vice President, Manager of Operations and Systems of the Company and Pacific Western Bank. Prior to May 2005, when he assumed his current position, Mr. Christian was Senior Vice President, Operations and Systems, of the Company. Mr. Christian joined the Company in May 2000 with its acquisition of Rancho Santa Fe National Bank, where he had been Senior Vice President of Operations since 1997.

        Bryan M. Corsini.    Mr. Corsini is Executive Vice President, Chief Credit Officer of the Company and Executive Vice President of Pacific Western Bank. Prior to joining the Company, Mr. Corsini served as the Executive Vice President and Chief Administrative Officer of CapitalSource Bank from October 2011 to April 2014. Mr. Corsini previously served as President, Credit Administration of CapitalSource Bank from July 2008 to October 2011 and as Chief Credit Officer from CapitalSource Inc.'s inception in 2000 until July 2008. Prior to joining CapitalSource, Mr. Corsini was an Executive Vice President with Fleet Capital Corporation, a commercial finance company, from 1986 to 2000. Mr. Corsini was licensed in 1986 in the state of Connecticut as a certified public accountant and was a Senior Auditor with Coopers & Lybrand.

        Lynn M. Hopkins.    Ms. Hopkins is Executive Vice President, Chief Accounting Officer of the Company and Pacific Western Bank. From 2002 until April 2014, Ms. Hopkins was Executive Vice President of the Company and Executive Vice President, Chief Financial Officer of Pacific Western Bank and served as Corporate Secretary of the Company from July 2009 until April 2014. Prior to joining the Company in January 2002, Ms. Hopkins was a Senior Vice President and Controller of California Community Bancshares, Inc. and also served as Chief Financial Officer of its wholly-owned subsidiary, Bank of Orange County, from 2000 to 2001. From August 1998 to January 2000, Ms. Hopkins was the Controller of Western Bancorp and the Chief Financial Officer of Southern California Bank. Prior to joining Western Bancorp in 1998, Ms. Hopkins was associated with KPMG LLP since 1989.

        Kori L. Ogrosky.    Ms. Ogrosky is Executive Vice President, General Counsel and Secretary of the Company and Executive Vice President and Secretary of Pacific Western Bank. Prior to joining the Company in April 2014, Ms. Ogrosky was Senior Vice President and General Counsel of CapitalSource Inc. from January 2012 to April 2014. Ms. Ogrosky served in various roles in CapitalSource's legal department since 2007. Prior to joining CapitalSource, Ms. Ogrosky was an Associate at White & Case LLP from November 1999 to November 2004, where she focused on corporate and securities laws, corporate finance and governance matters.

        Victor R. Santoro.    Mr. Santoro is Executive Vice President, Chief Financial Officer of the Company and Pacific Western Bank. Mr. Santoro is also a director of Pacific Western Bank. Mr. Santoro has been Chief Financial Officer of the Company since 2003 and Chief Financial Officer of Pacific Western Bank since April 2014. Prior to joining the Company in September 2003, Mr. Santoro was with KPMG LLP, where he had been a partner since 1980, focusing primarily on clients in the banking industry.

        James J. Pieczynski.    Mr. Pieczynski is President of the CapitalSource Division of Pacific Western Bank, and a director of Pacific Western Bank. Mr. Pieczynski served as a director of CapitalSource Inc. from January 2010 to April 2014 and as Chief Executive Officer of CapitalSource Inc. from January 2012 to April 2014. Mr. Pieczynski also served as President of CapitalSource Bank from January 2012 to April 2014 and was a member of the Board of Directors of CapitalSource Bank from January 2013 to April 2014. Mr. Pieczynski previously served as CapitalSource Inc.'s Co-Chief Executive Officer from January 2010 through December 2011, President-Healthcare Real Estate Business from November 2008 until January 2010, and Co-President-Healthcare and Specialty Finance from January 2006 until November 2008. Mr. Pieczynski also serves on the board of directors, audit committee, compensation committee and nominating and corporate governance committee of LTC Properties, Inc., a self-administered real estate investment trust. Mr. Pieczynski has extensive experience in the healthcare real estate industry, including his experience managing the CapitalSource Division of Pacific Western Bank.

        Matthew P. Wagner.    Mr. Wagner has been Chief Executive Officer of the Company and Pacific Western Bank and a director of the Company since 2000. Mr. Wagner served as a director of Guaranty Bancorp from 2004 to 2010. Prior to joining the Company in 2000, Mr. Wagner was President and Chief Executive Officer of Western Bancorp from 1996 until 1999, when Western Bancorp was acquired by U.S. Bancorp. Prior to joining Western Bancorp, Mr. Wagner served as an executive vice president with U.S. Bancorp in Minneapolis, Minnesota, from 1990 to 1996, and as a senior vice president, from 1985 to 1990. Mr. Wagner brings extensive leadership and community banking experience to our Board, including executive management experience. In addition, as the Chief Executive Officer and President of the Company and Pacific Western Bank, he provides valuable insight and guidance on the issues of corporate strategy and risk management, particularly as to his expertise and understanding of the current trends within the financial services industry.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Our Compensation Discussion and Analysis comprises the following three sections and should be read together with the advisory vote on the compensation of our Named Executive Officers:

  1.
  Executive Summary

  2.
  2014 Compensation Analysis and Decisions

  3.
  Best Practices Compensation Matters

  Executive Summary

        2014 was a transformative year for the Company with the completion of the Merger. We more than doubled our asset size with total combined assets at December 31, 2014 of approximately $16.2 billion, and we successfully combined a national lending platform with a California-based deposit franchise. We delivered strong operating results, diversified our loan and lease portfolio along product and geographical lines and improved the Company's overall credit quality while, at the same time, maintaining a strong net interest margin and decreasing our adjusted efficiency ratio. The Company's focus in 2015 will continue to be on loan and lease growth, core deposit growth, and returning value to our stockholders. We believe the compensation program for the Named Executive Officers (defined below) has been instrumental in helping us achieve our strong financial performance. Specifically, in 2014, we accomplished the following:

  •
  On April 7, 2014, the Company closed on its merger with CapitalSource Inc. and acquired approximately $9.4 billion of assets;

  •
  Net earnings of $1.92 per share, compared to net earnings of $1.08 per share for the 2013 calendar year;

  •
  Core deposits of $6.1 billion at year end;

  •
  Organic loan and lease growth of $684.0 million;

  •
  Loan production of $3.0 billion;

  •
  Net interest margin ("NIM") of 5.95% and core NIM of 5.60%;

  •
  Increased demand deposits by $612.9 million; and

  •
  Doubled our quarterly dividend to $0.50 per share.

  Summary of Compensation Decisions

  •
  During 2014, in recognition of their leadership through the Merger, the CNG Committee approved salary increases for each of Messrs. Wagner, Santoro, Wolff and Blake. Mr. Wagner's increased by $50,000, Mr. Santoro's salary increased by $143,750, Mr. Wolff's salary increased by $206,250 and Mr. Blake's salary increased by $50,000. The base salaries of the other Named Executive Officers remained unchanged during 2014.

  •
  Based on our strong financial and nonfinancial results noted below, we compensated our Named Executive Officers, including Mr. Wagner, with a payout percentage of 105.5% of the target award opportunity for such individual as noted on page 41:

  •
  adjusted net earnings of $220.4 million;

  •
  core deposits totaling $6.1 billion;

  •
  specified regulatory compliance criteria; and

  •
  total loans and leases of $11.90 billion.

  •
  We made stock-based awards to our executive officers based on the 2014 recommendations received from FWC, our independent compensation consultant, in furtherance of our philosophy to focus our executive team to deliver stockholder value.

  Important Developments

        During 2014, the CNG Committee took several actions to enhance our executive compensation programs following our most recent "say on pay" voting results and other factors as discussed in this Compensation Discussion and Analysis section, including our assessment of the alignment of our compensation program with the long-term interests of our stockholders and the relationship between our risk management policies and practices and the incentive compensation we provide to our executive officers. After considering these factors, the CNG Committee reaffirmed the basic elements of our executive compensation program and policies. It also made a number of changes in the program and policies. In this respect, the CNG Committee determined to:

  •
  Continue to provide annual incentive plans that are tied to meaningful Company targets;

  •
  Establish a clawback policy;

  •
  Establish a stock ownership policy for certain officers that requires minimum ownership as a percentage of base salary;

  •
  Remove income tax gross ups in the event of a future change in control of the Company;

  •
  Establish double-trigger change in control provisions; and

  •
  Continue to provide for an independent CNG Committee that engages its own advisors and consultants.

  Executive Compensation Highlights

        As a result of management transitions that occurred in 2014, the Company's compensation disclosure in this Proxy Statement includes six "Named Executive Officers," as opposed to the typical five (CEO, CFO and three highest paid other executive officers). Mr. Wolff is included here as he served as Executive Vice President of the Company and President of Pacific Western Bank during part of the year. The Company's Named Executive Officers for 2014 were:

  •
  Matthew P. Wagner, Chief Executive Officer and President of the Company and CEO and President of Pacific Western Bank

  •
  Victor R. Santoro, Executive Vice President and Chief Financial Officer

  •
  James J. Pieczynski, Executive Vice President

  •
  Bryan M. Corsini, Executive Vice President and Chief Credit Officer of the Company

  •
  Christopher D. Blake, Executive Vice President, Human Resources of the Company

  •
  Jared M. Wolff, former Executive Vice President of the Company and former President of Pacific Western Bank

        Our executive compensation program consists of these three primary components:

Base Pay	+	Annual cash awards under our executive incentive plan	+	Long-Term Stock Based Awards

        Below are the actions taken by the Board and the CNG Committee with respect to 2014 executive officer compensation:

  •
  Set performance targets and achievement levels in alignment with management's plans for continued growth of our business;

  •
  Awarded above-target annual cash incentive payments recognizing our strong performance against key measures important to our stockholders, including net earnings, core deposit growth, regulatory compliance criteria and loan and lease growth; and

  •
  Awarded stock based awards based on the success of the Company with the advice of independent advisors.

  2014 Compensation Analysis and Decisions

  Roles and Responsibilities of the CNG Committee

        The CNG Committee administers the Company's compensation system and incentive plans. The CNG Committee reviews and approves compensation levels of members of executive management, including the Named Executive Officers, evaluates the performance of the executive management team, consults with the CEO with respect to compensation matters, and considers executive management succession and related matters. With respect to the compensation of the CEO, the CNG Committee evaluates and recommends such compensation to the Board for approval annually. The CNG Committee reviews with the Board and the CEO, at least annually, all material aspects of compensation for the Company's executive officers.

        At the end of each fiscal year, a comprehensive review of executive officer compensation is conducted by the CNG Committee in advance of salary and compensation recommendations. The CNG Committee engages an independent compensation consultant no less than once every three years or when meaningful changes to compensation or the Company's compensation program are proposed. The CNG Committee reviews both compensation and performance at peer companies as just one among several factors to inform its decision-making process so it can set total compensation levels commensurate with the Company's performance and strategic initiatives. The CNG Committee's executive compensation determinations are subjective and the result of the CNG Committee's business judgment, which is informed by the experiences of its members as well as input from, and peer group data provided from time to time by, the CNG Committee's independent executive compensation consultant. Accordingly, the CNG Committee does not target a percentile within this group and instead uses the data merely as a reference point in determining the types and amounts of compensation provided by the Company.

  Compensation Philosophy

        The Company's compensation philosophy is to align each executive's compensation with our short-term and long-term performance, enhance and reinforce the Company's goals of profitable growth, continued sound overall financial practices as well as the continued maintenance of stockholder value by attracting and retaining strong talent and providing key employees with additional financial rewards for the attainment of such growth and stable financial and operating conditions. A material portion of the total compensation opportunity for each of our executives (including our Named Executive Officers) is directly related to financial and non-financial performance factors that measure our success relative to our incentive plans and peers. This philosophy is best supported by the following objectives:

  •
  Strongly linking the interests of executives to the value derived by our stockholders from owning Company stock;

  •
  Attracting and retaining highly qualified executives that represent our Company culture and values;

  •
  Motivating executives to provide excellent leadership and achieve Company goals;

  •
  Providing substantial performance-related incentive compensation that is aligned to our business strategy and directly tied to meeting specific business objectives while avoiding unnecessary and excessive risks that threaten the value of the Company; and

  •
  Remaining competitive as compared to the external marketplace.

        The primary goal of our compensation program is to link a substantial portion of executive compensation to the financial strength, long term profitability and risk management of the Company. The CNG Committee achieves this goal by tying meaningful grants of equity compensation and an annual cash bonus to significant measures of financial and non financial performance.

        The second goal of our compensation program is to align the interests of our executive officers with the interests of our stockholders. We attempt to accomplish this by establishing performance goals for incentive compensation and restricted stock awards that are also tied to financial objectives that are meaningful to our stockholders and promote the long term success of the Company. The Company's annual and long term goals and objectives are designed to ensure the Company continually strengthens its financial position and improves its long term value for stockholders. The annual goals and objectives—designed to direct the Company toward its long term goals—may change from year to year based on the underlying economic climate and outlook.

        The third goal of the compensation program is to retain highly competent executives. Our executives, and particularly our Named Executive Officers, are talented managers and they are often presented with opportunities at other institutions, including opportunities at potentially higher compensation levels. The Company does not currently have employment agreements with any of its executive employees. Accordingly, we seek to retain our executives by setting base compensation and incentives at competitive levels and by awarding meaningful stock based awards. The CNG Committee reviews executive compensation levels paid by peer companies across a range of asset sizes, based on available data, as discussed below. Key elements of compensation to our Named Executive Officers and other executive officers include payout following the achievement of long range financial and strategic objectives. The CNG Committee intends to pay incentive compensation at the high end of peer group incentive compensation, but only if the Company performs at the high end among peers.

        We combine the compensation elements for each of our Named Executive Officers and other executive officers in a way that we believe will maximize such executive's contribution to the Company and contribute to the Company's long term success. The CNG Committee has not established a policy or target for the allocation between either cash and non cash or short term and long term compensation. Rather, the CNG Committee undertakes a subjective analysis in light of the goals described above and, in connection with their analysis, reviews and considers information provided by independent compensation consultants and surveys to which the Company subscribes to determine the appropriate level and mix of base compensation, performance based pay and other elements of compensation.

  Elements of Compensation

        The principal components of the Company's executive compensation program are: base salary, annual cash incentive awards and long-term stock based awards. In allocating total direct compensation among the three components, we seek to provide competitive levels of fixed compensation (base pay) and, through annual and long-term incentives, provide for increased total direct compensation when performance objectives are exceeded, and appropriate downward adjustment if performance objectives are not met.

  Base Salary

        We pay our executive officers a base salary to provide each of them with a minimum, base level of cash compensation. In determining base salary, the CNG Committee considers the following elements:

  •
  the Company's performance;

  •
  individual performance;

  •
  non-financial performance indicators, including strategic developments for which an executive has responsibility (such as increase in loan or deposit growth and acquisitions) and managerial performance;

  •
  compensation levels paid by comparable financial institutions;

  •
  economic conditions in the Company's market areas; and

  •
  analyses or guidance from consultants (as appropriate) during the annual review process.

  Annual Cash Incentive Bonus

        Annual cash incentives are paid to executives based on the achievement of certain performance targets and satisfactory individual performance. Performance targets may be financial goals or non-financial goals tied to the management of organizational risk, such as the achievement of satisfactory results related to internal audits or regulatory examinations. Not all eligible executive officers will necessarily receive an annual incentive and not all eligible executive officers will necessarily receive the same annual incentive. Additional amounts may be paid to members of the Company's executive management team who are deemed by the CNG Committee to have achieved superior performance during the fiscal year.

        The performance target established under our incentive plans generally represent a meaningful increase in the performance target over the previous fiscal year, a significant achievement in a given economic environment, or meaningful goals that balance the performance of the Company and return to stockholders with prudent risk management. Financial performance targets corresponding to achievement of a payout equal to a participant's target incentive are typically set at levels equal to the Company's budgeted financial performance for the current fiscal year. The achievement levels and corresponding award opportunities are not determined by the CNG Committee based on any set formula or pre-determined methodology, but, instead, reflect the CNG Committee's review of data and recommendations from its independent compensation consultants as well as subjective determinations made by the CNG Committee with respect to the appropriate incentives to encourage management to focus on the profitability, targeted growth and corresponding management of risk for the Company.

  Stock Based Awards

        We believe stock based awards are an important part of our executive compensation plan, and historically we have used performance-based restricted stock to tie executive incentive pay to Company performance. Stock based awards granted to executive officers of the Company may be granted from time to time at the discretion of the CNG Committee upon its own determination or recommendation from the CEO, and may be granted to the CEO upon recommendation of the CNG Committee and approval of the Board. Typically, the CNG Committee decides whether to approve the grant of equity awards, and the terms of such grant, after discussion with the CEO presenting the grant proposals. In considering whether to recommend the grant of an equity award and the size of the grant to be awarded, the CNG Committee considers, with respect to the executive officer, the salary level and the executive's expected contributions toward the strategic growth, financial strength, risk management and profitability of the Company. The exercise price of each share of restricted stock awarded is the closing price of the Company's stock on the date of grant (the date of the CNG Committee meeting at which equity awards are determined). Board and committee meetings are generally scheduled at least a year in advance and without regard to anticipated earnings releases or other major Company announcements. We believe long-term incentives in the form of time-vested restricted stock effectively focus our executive team to deliver long-term stockholder value. We seek to reward and retain our executive officers with stock based awards by providing dividends on restricted stock as discussed below.

        Shares of unvested restricted stock are entitled to receive any dividends we pay on a current basis. In paying dividends on unvested restricted stock, the CNG Committee and the Board have determined that such payments are consistent with the Company's overall goals of tying executive compensation to the performance of the Company and aligning management interests with those of the Company's stockholders. For many of the Company's key executives, the dividends represent a meaningful component of their compensation and accordingly, the executives are aligned with stockholders when dividends are reduced or raised. Further, such dividends are evaluated in connection with the granting of restricted stock and with evaluation of an executive's overall compensation. In addition, the CNG Committee evaluates independent compensation consultant data with respect to grants made to similarly situated officers at comparable financial institutions.

  2014 Executive Compensation Decisions

        In January 2014, the CNG Committee engaged FWC as its independent compensation consultant to help evaluate the Company's executive officer compensation program. FWC reviewed the Company's executive compensation program, focusing on the Company's program compared to competitive practices for companies in related businesses of similar asset size to that of the combined company expected at closing of the Merger, and the changing business and regulatory environment, institutional investor initiatives and corporate governance considerations.

        FWC analyzed the Company's total compensation program, including retention and incentive goals. FWC used two sets of data against which it measured Company compensation: (1) survey data from Towers Watson covering financial services companies with assets between $2 billion and $20 billion; and

(2) a peer group of 17 publicly-traded financial institutions with assets from $4.7 billion to $23.1 billion, including the following financial institutions:

• Bank of Hawaii Corporation	• Investors Bancorp
• BankUnited	• Private Bancorp
• BOK Financial	• Prosperity Bancshares
• City National Corp.	• Signature Bank
• Commerce Bancshares	• SVB Financial Group
• Cullen/Frost Bankers	• UMB Financial
• East West Bancorp	• Umpqua Holdings Corp
• First Merit	• Valley National
• Hancock Holding

        FWC reviewed the Company's total compensation program relative to these peers and the Company's financial performance relative to the peer group. Since the closing of the Merger, the Company's peer group has changed.

        FWC also evaluated indirect compensation, indirect benefits, executive equity holdings, company-wide grant levels of equity compensation and long-term incentive design, ownership guidelines and change in control severance benefits. In reviewing and recommending salary ranges, FWC also considered the markets in which the peers were located, relative cost of living and other factors.

        Other than acting as the CNG's compensation consultant for executive and non-employee director compensation for 2014, FWC provides no other services to the Company or for any of the officers or directors of the Company, and is determined to be independent by the Company's CNG Committee.

        In April 2014, the CNG Committee referred to and considered the data and recommendations provided by FWC in establishing the base salaries for the Named Executive Officers. The Board also referred to and considered the data and recommendations provided by FWC in establishing the base salary of the CEO.

        In December 2013, the CNG Committee established the 2014 performance targets, achievement levels, and award levels. The target annual incentive award opportunity for our executive officers represented a percentage of salary grade midpoint. Below are the target award opportunities for each category of participant for 2014:

Participant	Target Award Opportunities
CEO	150% of Base Salary
Other Executive Officers	70% - 100% of Base Salary

        The following were the 2014 Company target performance measures, weights and corresponding award opportunities approved for the Company's executive officers:

		Performance and Corresponding Payout of Target Award Opportunity
Performance Measure	Weight	75%	100%	125%
Net Earnings	30%	80% of Target	Target	120% of Target
Core Deposit Growth	30%	80% of Target	Target	120% of Target
Composite Regulatory Rating	30%	Lower range	Current range	Current range and payout of at least 2 other targets at 125%
Loan and Lease Growth	10%	80% of Target	Target	120% of Target

        We believe that net earnings is important to the success of the Company and, accordingly, the CNG Committee allocated a weight of 30% to the achievement of budgeted 2014 net earnings of at least $201.1 million. For the year ended December 31, 2014, actual net earnings totaled $168.9 million, resulting in a payout of 114.2% of the target for this metric.

        We believe that core deposit growth (excluding growth in certificates of deposits and brokered deposits) and the continued ability to attract high quality deposits are critical to the continued success of the Company and, therefore, the CNG Committee allocated a weight of 30% to the achievement of budgeted 2014 core deposits of $5.9 billion. At December 31, 2014, core deposits totaled $6.1 billion, resulting in a payout of 104.2% of the target for this metric.

        We believe that regulatory compliance is essential to the success of the Company and allocates a weight of 30% to achieving satisfactory regulatory compliance criteria. Although we are prohibited from disclosing all or any portion of an examination report and from making any representations about the report, the specified regulatory compliance criteria was achieved.

        Finally, continued strong loan and lease growth (which means loan and lease balances excluding loans and leases that are covered under a "loss share" agreement with the FDIC) is imperative to the Company's long-term success. The CNG Committee allocated a weight of 10% to the achievement of budgeted loan and leases of $11.91 billion. At December 31, 2014, loan and leases totaled $11.90 billion, resulting in a payout of 100% of the target for this metric.

        For 2014, the CNG Committee determined that the Company:

  •
  exceeded targeted net earnings by $32.2 million;

  •
  exceeded targeted core deposits by $244.6 billion;

  •
  met its composite regulatory rating; and

  •
  met its targeted loans and leases amount of $11.91 billion.

        Based on these results, the CNG Committee awarded to the Named Executive Officers cash annual incentives equal to 105.5% of their respective target incentive opportunities and recommended to the Board that Mr. Wagner be awarded the same target incentive opportunity, which the Board approved. Specifically, Messrs. Wagner, Santoro, Pieczynski, Corsini and Blake received 2014 cash incentives of $1,265,880, $632,940, $738,430, $474,705, and $274,274, respectively. Mr. Wolff received a 2014 pro rata bonus in the amount of $575,000 pursuant to the terms of the Wolff Separation Agreement. The compensation paid to our Named Executive Officers reflects the CNG Committee's review of their outstanding leadership and, consistent with prior years, represents a balanced approach to executive compensation.

        During 2014, the CNG Committee (and the Board, upon recommendation of the CNG Committee, in the case of Mr. Wagner) awarded certain restricted stock awards to the Named Executive Officers and other executive officers. Mr. Wagner was awarded 140,625 shares, Messrs. Santoro, Wolff and Corsini were each awarded 45,000 shares, Mr. Pieczynski was awarded 70,000 shares, and Mr. Blake was awarded 33,750 shares. The number of shares granted to each recipient represents a meaningful award that vest over a three or four-year period and provides value to the recipient as if an extra bonus had been paid for each year of the grant. The CNG Committee (and the Board, in the case of Mr. Wagner) determined that these restricted stock grants were an important element of the overall compensation program together with the other components of compensation. Specifically, we believe the restricted stock grants align interests of stockholders and motivate executive officers to achieve the Company's financial goals that are expected to lead to increased stockholder value.

  Best Practices Compensation Matters

        Our executive compensation programs incorporate many best practices, including those implemented during 2014 and described below.

  We Can Clawback Incentive Compensation

        In December 2014, the Board approved a Clawback Policy. If we restate our financial statements, or a financial statement or a performance goal or metric is materially inaccurate, the CNG Committee may require recoupment from our executives of the portion of any covered award that represents the excess over what would have been paid if such event had not occurred as determined by the CNG Committee in its sole discretion.

  We Require Minimum Levels of Stock Ownership by Our Executives

        We believe significant stock ownership by the Company's senior officers is beneficial in aligning their interests with those of our stockholders and promotes the Company's long-term business objectives. In December 2014, the Board approved the Executive Stock Ownership Guidelines that require the CEO and certain of the Company's other senior officers to accumulate a meaningful position in Company shares. Our stock ownership requirement for our CEO and certain of the Company's other senior officers is tied to a multiple of base salary as noted below:

Position	Minimum Ownership of Common Stock (multiple of base salary)
CEO	5.0
Other Senior Officers	3.0

        An officer is required to achieve the stock ownership necessary to meet the requirements within five years of the later of December 11, 2014 or the date of becoming subject to the requirements. As of December 31, 2014, the CEO and each other covered officer (other than one executive who joined the Company in connection with the Merger) satisfied these requirements.

        Under the guidelines, stock ownership is determined from the totals on Table 1 of Form 4 "Statement of Changes in Beneficial Ownership of Securities" (filed with the SEC by the Company on behalf of the Company's executive officers) other than unvested, time-based restricted stock awards and excluding outstanding stock options and stock appreciation rights (whether or not vested). The value of an officer's shares of common stock is determined by multiplying the total number of shares by the highest share price in the preceding 52-week period. The guidelines may be waived in the discretion of the CNG Committee based upon bona fide personal financial need or hardship, other special circumstances or if compliance would prevent an officer from complying with law, regulation or a court order. Compliance with the guidelines will be determined annually by the CNG Committee.

  We Prohibit Excise Tax Gross-Up Payments

        On December 11, 2014, our Board approved an amendment to our Executive Severance Pay Plan prohibiting excise tax gross-up payments in connection with a future change in control of the Company. Specifically, payments made in connection with a future change in control of the Company will be cut back to amounts that do not exceed the safe harbor provisions of Section 280G of the Internal Revenue Code.

  We Have Adopted Double-Trigger Change of Control Provisions for Our Equity Awards

        In 2014, the CNG Committee modified the terms of future equity awards to implement a double-trigger change in control provision. The terms of our equity awards now state that the awards will vest only if: (1) both there is a change in control of our Company and, (2) within two years after the change in control, the recipient of the award is terminated from employment without cause or terminates employment for good reason (for example, if his or her job duties have been significantly diminished) ("double-trigger" vesting). The terms of our equity awards granted prior to this change provide that the awards would vest immediately upon a change in control of our Company ("single-trigger" vesting).

  We Do Not Have Employment Contracts

        Our executive officers do not have employment contracts and are "at-will" employees who may be terminated at our discretion, subject to compliance with the Executive Severance Pay Plan, if applicable. We believe this preserves greater flexibility in our employment arrangements with our executive officers.

  We do not have SERPs or Deferred Compensation Arrangements

        We have chosen not to provide retirement benefits such as SERPs or deferred compensation arrangements that continue to pay executives after they leave the Company.

  401(k) Plan

        Our 401(k) Plan allows executives and other participants to defer a portion of their compensation and, for 2014, the Company provided participants a match of 50% of contributions up to 6% of their base salaries, subject to IRS limitations. We currently have no tax-deferred investment alternatives for our executive officers other than our 401(k) Plan.

  Other Benefits

        Our compensation program is streamlined to focus its executives on goals and objectives that are in the best interests of the Company and stockholders. Other than certain perquisites to our executive officers such as an automobile allowance or use of a company vehicle, reimbursement of club dues for clubs that are used frequently for business purposes, and life, disability and long-term care insurance, the Company does not provide any other compensation benefits. In addition, the Company provides limited use of an aircraft to Mr. Wagner for personal reasons. This service is afforded to Mr. Wagner to reduce travel time and related disruptions and to provide additional security, thereby increasing his availability, efficiency and productivity. Income is imputed to Mr. Wagner for income tax purposes and he is not provided a tax reimbursement.

  Statement Regarding Deductibility

        Under Internal Revenue Code Section 162(m), the Company's tax deduction may be limited to the extent total compensation paid to a "covered officer" exceeds $1 million in any one tax year. Applicable IRS regulations define "covered officers" to include the CEO and each of the next three most highly compensated executive officers (but excluding in all cases the CFO). The deduction limit does not apply to payments that qualify as "performance-based" provided certain requirements are met, including receipt of stockholder approval of the plan under which such performance-based payments are made, pre-establishment of the applicable performance goals and certification that the goals have been met by the CNG Committee. Regulations under Section 162(m) also permit stock options to be excluded from compensation if certain conditions are met, but time-based restricted stock and time-based restricted stock unit awards (other than performance-based stock and performance-based stock unit awards) may not be deductible if the aggregate compensation of the executive officer would exceed the $1,000,000 limit. The CNG Committee believes that all performance-based restricted stock that was granted historically under the Incentive Plan meet these conditions. Generally, it is the intent of the CNG Committee to structure the Company's cash and stock-based compensation programs so that compensation payments and stock-based awards are tax deductible. In 2010, the Company's stockholders approved the Company's EIC Plan, in order to ensure future annual incentive awards under that plan meet the requirements for deductibility under Section 162(m). All performance targets used in the EIC Plan for 2014 were set forth in the plan approved by stockholders. However, the CNG Committee reserves the discretion to make payments or stock-based awards that are not tax deductible.

 COMPENSATION COMMITTEE REPORT

        The CNG Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated by the SEC with management and, based on such review and discussions, the CNG Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE
Barry C. Fitzpatrick C. William Hosler Timothy B. Matz Roger H. Molvar Robert A. Stine, Chairperson

 2014 Summary Compensation Table

        As a result of certain management transitions that occurred in 2014, the Company's compensation disclosure in this Proxy Statement includes six "Named Executive Officers," as opposed to the typical five (CEO, CFO and three highest paid other executive officers). Mr. Wolff is included here as he served as Executive Vice President of the Company and President of Pacific Western Bank during part of the year.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Matthew P. Wagner	2014		$754,167	—	$5,654,531	—	$1,265,880	—	$266,578	$7,941,156
Chief Executive	2013		$750,000	$250,000	$9,652,324	—	$794,850	—	$448,097	$11,895,271
Officer & President	2012		$750,000	—	—	—	$767,925	—	$351,172	$1,869,097
Victor R. Santoro	2014		$539,063	—	$1,809,450	—	$632,940	—	$126,008	$3,107,461
Executive Vice	2013		$456,250	$150,000	$3,997,070	—	$338,474	—	$220,746	$5,162,540
President and Chief Financial Officer	2012		$456,250	—	—	—	$327,008	—	$178,453	$961,711
James J. Pieczynski	2014	(4)	$554,539	—	$2,814,700	—	$738,430	—	$101,718	$4,209,387
Executive Vice President
Bryan M. Corsini	2014	(4)	$375,624	—	$1,809,450	—	$474,705	—	$79,334	$2,739,113
Executive Vice President and Chief Credit Officer of the Company
Christopher D. Blake	2014		$298,958	—	$1,357,088	—	$274,274	—	$94,910	$2,025,230
Executive Vice President,	2013		$260,417	$75,000	$861,300	—	$204,012	—	$91,714	$1,492,443
Human Resources of the Company	2012		$225,000	—	—	—	$161,264	—	$83,247	$469,511
Jared M. Wolff(2)	2014		$528,053	—	$1,809,450	—	—	—	$119,084	$2,456,587
Executive Vice President	2013		$393,750	$150,000	$4,059,909	—	$292,108	—	$198,827	$5,094,594
of the Company and President of Pacific Western Bank	2012		$393,750	—	—	—	$282,212	—	$163,000	$838,962

(1)
Represents the grant date fair value of the Company's common stock underlying awards of restricted stock granted in fiscal year 2014. For further information, see Note 17, Stock Based Compensation Plans, to the Company's audited financial statements for the fiscal year ended December 31, 2014 included in the Company's Annual Report on Form 10-K.

(2)
On November 18, 2014, Mr. Wolff entered into a separation agreement with the Company pursuant to which he resigned as President of Pacific Western Bank and Executive Vice President of the Company effective December 17, 2014.

(3)
Includes dividends on unvested restricted stock, Company contributions to the 401(k) plan, either personal use of Company owned automobiles or cash automobile allowance, reimbursement of club dues, and life, medical, long-term care and disability insurance premiums paid by the Company. Dividends on the unvested performance-based or time-based restricted stock are paid at the same rate as that paid on the Company's outstanding common stock when declared by the Board of Directors. See table below which provides the detail of these amounts.

(4)
The Named Executive Officer joined the Company on April 8, 2014.

        The table below summarizes the components of "All Other Compensation" for the Named Executive Officers.

	Dividends on Unvested Restricted Stock	Travel Expense(1)	401(k) Contribution(2)	Club Dues	Life, Medical, Long-term Care and Disability Insurance Premiums	Total
Matthew P. Wagner
2014	$193,812	$37,769	$—	$12,009	$22,988	$266,578
2013	$408,333	$4,496	$—	$10,964	$24,304	$448,097
2012	$312,159	$4,689	$—	$11,005	$23,319	$351,172
Victor R. Santoro
2014	$70,377	$18,764	$—	$6,390	$30,477	$126,008
2013	$171,666	$12,000	$—	$5,745	$31,335	$220,746
2012	$130,368	$12,000	$—	$6,000	$30,085	$178,453
James J. Pieczynski(4)
2014	$70,000	$—	$—	$—	$31,718	$101,718
Bryan M. Corsini(4)
2014	$45,000	$—	$—	$—	$34,334	$79,334
Christopher D. Blake
2014	$43,750	$1,675	$7,650	$10,312	$31,523	$94,910
2013	$43,333	$1,657	$7,500	$11,194	$28,030	$91,714
2012	$37,506	$1,675	$7,500	$10,448	$26,118	$83,247
Jared M. Wolff(3)
2014	$60,529	$1,711	$7,650	$19,015	$30,179	$119,084
2013	$141,666	$1,792	$7,500	$17,992	$29,877	$198,827
2012	$106,339	$1,815	$7,500	$18,887	$28,459	$163,000

(1)
Represents either personal use of Company owned automobile or airplane or cash automobile allowance.

(2)
Represents Company matching contribution in 401(k) plan.

(3)
On November 18, 2014, Mr. Wolff entered into a separation agreement with the Company pursuant to which he resigned as President of Pacific Western Bank and Executive Vice President of the Company effective December 17, 2014.

(4)
The Named Executive Officer joined the Company on April 8, 2014.

 2014 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/ Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Named Executive Officer	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(2)	Target (#)	Maximum (#)
Matthew P. Wagner	5/14/2014	—	—	—	140,625	—	—	—	—	—	$5,654,531
	—	$900,000	$1,200,000	$1,500,000	—	—	—	—	—	—	—
Victor R. Santoro	5/14/2014	—	—	—	45,000	—	—	—	—	—	$1,809,450
	—	$450,000	$600,000	$750,000	—	—	—	—	—	—	—
James J. Pieczynski	5/14/2014	—	—	—	70,000	—	—	—	—	—	$2,814,700
	—	$527,397	$703,196	$878,995	—	—	—	—	—	—	—
Bryan M. Corsini	5/14/2014	—	—	—	45,000	—	—	—	—	—	$1,809,450
	—	$339,897	$453,196	$566,495	—	—	—	—	—	—	—
Christopher D. Blake	5/14/2014	—	—	—	33,750	—	—	—	—	—	$1,357,088
	—	$195,000	$260,000	$325,000	—	—	—	—	—	—	—
Jared M. Wolff(3)	5/14/2014	—	—	—	45,000	—	—	—	—	—	$1,809,450
	—	$450,000	$600,000	$750,000	—	—	—	—	—	—	—

(1)
Amounts indicated represent potential awards determined under the provisions of the Company's EIC Plan.

(2)
Stock grants may be made pursuant to the Company's 2003 Stock Incentive Plan. Grants are generally long-term incentive grants of time-based restricted stock that vest in equal annual installments over 3 or 4 years. Dividends are paid on unvested restricted stock generally at the same rate as dividends are paid to stockholders on the Company's common stock. Restrictions on all shares of unvested performance-based and time-based restricted stock lapse, and shares accelerate vesting, upon a change in control of the Company or upon the death of the individual.

(3)
On November 18, 2014, Mr. Wolff entered into a separation agreement with the Company pursuant to which he resigned as President of Pacific Western Bank and Executive Vice President of the Company effective December 17, 2014. Per the terms of this agreement, Mr. Wolff's outstanding stock awards were terminated.

Outstanding Equity Awards at December 31, 2014

	Option Awards					Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Matthew P. Wagner	—	—	—	—	—	140,625	$6,392,813	—	—
Victor R. Santoro	—	—	—	—	—	45,000	$2,045,700	—	—
James J. Pieczynski	—	—	—	—	—	70,000	$3,182,200	—	—
Bryan M. Corsini	—	—	—	—	—	45,000	$2,045,700	—	—
Christopher D. Blake	—	—	—	—	—	33,750	$1,534,275	—	—
Jared M. Wolff	—	—	—	—	—	—	—	—	—

(1)
Represents grants of time-based restricted stock granted under the Company's 2003 Stock Incentive Plan. Such shares vest in equal annual installments over 3 or 4 years. Dividends are paid on unvested time-based restricted stock at the same rate as dividends paid to stockholders generally on the Company's common stock. Restrictions on all shares of unvested time-based restricted stock lapse, and shares accelerate vesting, upon a change in control of the Company or the death of the individual.

(2)
Market value is determined using the December 31, 2014 closing price of the Company's common stock of $45.46 per share.

2014 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Matthew P. Wagner	—	—	212,749	$9,750,287
Victor R. Santoro	—	—	101,506	$4,652,020
James J. Pieczynski	—	—	—	—
Bryan M. Corsini	—	—	—	—
Christopher D. Blake	—	—	41,666	$2,156,803
Jared M. Wolff	—	—	62,114	$2,846,685

(1)
Value is determined using the closing market price of the Company's common stock on the vesting date.

        The Company does not have employment agreements with any of its Named Executive Officers. For more information, see "Compensation Discussion and Analysis—2014 Executive Compensation Decisions."

Potential Payments on Termination and Change in Control

        Change in Control Severance Plan.    The Company has a Severance Pay Plan in which the Named Executive Officers, and other company officers, are participants. The Severance Pay Plan is a "double trigger" plan, which provides severance to participants in the event of a change in control and, within two years thereof, termination of employment by a participant for Good Reason or termination of a participant other than for Cause. Under those circumstances, the Company will: (1) provide or pay, as the case may be, the participant (a) his or her accrued base salary and benefits through termination, plus his or her pro rata target annual incentive for the year in which the participant is terminated, and (b) a designated multiple of the participant's annual compensation (annual base salary plus annual target incentive, auto allowance and club dues); and (2) provide the participant and his or her dependents with medical, dental and vision coverage for the number of years corresponding to the participant's severance multiple, unless the participant obtains other health coverage. If a participant is subject to any excise tax imposed under Section 4999 of the Code by reason of a change in control (including the Merger), then the Company will gross the participant up for the impact of that tax as specified in the Severance Pay Plan.

        However, pursuant to the December 11, 2014 Board-approved amendment, the provisions of the Severance Pay Plan providing for the gross-up of excise taxes imposed by Section 4999 of the Code were eliminated for any future change in control of the Company and the Severance Pay Plan was amended to provide for the cutback of amounts payable under the Severance Pay Plan to an amount that does not exceed the safe harbor amount under Section 280G of the Code. In consideration for the severance, a participant will be subject to a non-solicitation covenant following any termination of his or her employment for the number of years corresponding to the participant's severance multiple. Mr. Wagner has a severance multiple of three and each of the other Named Executive Officers has a severance multiple of two. The Severance Pay Plan is administered by the Company's CNG Committee.

        Under the Severance Pay Plan:

  •
  "Change in Control" generally means: (1) a change in the majority control of the Company; (2) a change in the majority (two-thirds under the Incentive Plan) control of the Company's board of directors; or (3) the consummation of certain business combinations, including a reorganization, merger or consolidation, or the sale of all or substantially all of the assets of the Company, if the Company's stockholders do not hold at least a majority (70% under the Incentive Plan) of the combined voting power of the resulting company and the existing directors do not constitute at least half (two-thirds under the Incentive Plan) of the board of directors of the resulting company.

  •
  "Good Reason" generally means: (1) the executive is assigned duties inconsistent with his position and present responsibilities; (2) the executive's base salary is reduced or benefits are significantly reduced; (3) the executive is terminated other than for Cause (see below); or (4) the executive is required to be based more than 25 miles from the location of his place of employment immediately before the Change in Control, except for normal business travel in connection with his duties with the Company. Isolated, insubstantial and inadvertent actions, taken in good faith and fully corrected by the Company before the date of termination do not generally constitute Good Reason.

  •
  "Cause" generally refers to: (1) an executive's intentional, continued failure to perform his duties for reasons other than physical or mental illness; or (2) an intentional illegal act or gross misconduct which is materially and demonstrably injurious to the Company, as determined by a vote of two-thirds of the board of directors of the Company.

        The following table sets forth the potential payments that may be made to the Named Executive Officers upon a termination in connection with a Change in Control or otherwise. Except as described pursuant to the Severance Pay Plan, there are no agreements, arrangements or plans that entitle executive officers to severance, perquisites or other enhanced benefits upon termination of their employment. Any agreement to provide such payments or benefits to a terminated executive officer (other than following a qualifying termination following a change in control) would be in the discretion of the CNG Committee. The payments calculated below are based on the executive's salary as of

December 31, 2014, and indicate payments that would have been received by the Named Executive Officers if the relevant termination had taken place on December 31, 2014.

Named Executive Officer	Base Salary ($)	Bonus ($)	Acceleration of Unvested Stock Awards ($)(4)(5)	Continuation of Medical/ Welfare Benefits ($)(6)	Excise Tax Gross Up ($)(7)	Other Amounts ($)(8)	Total Termination Benefits ($)
Matthew P. Wagner
Voluntary Termination	—	—	—	—	—	—	—
Involuntary Termination(2)	$276,923	—	—	—	—	—	$276,923
Termination without Cause or for Good Reason after Change in Control(1)(3)	$2,400,000	$3,600,000	$6,392,813	$28,806	[—]	$112,185	$12,533,804
Disability(9)	—	—	—	—	—	—	—
Death(9)	—	—	$6,392,813	—	—	—	$6,392,813
Victor R. Santoro
Voluntary Termination	—	—	—	—	—	—	—
Involuntary Termination(2)	$207,692	—	—	—	—	—	$207,692
Termination without Cause or for Good Reason after Change in Control(1)(3)	$1,200,000	$1,200,000	$2,045,700	—	[—]	$97,734	$4,543,434
Disability(9)	—	—	—	—	—	—	—
Death(9)	—	—	$2,045,700	—	—	—	$2,045,700
James J. Pieczynski
Voluntary Termination	—	—	—	—	—	—	—
Involuntary Termination(2)	$243,414	—	—	—	—	—	$243,414
Termination without Cause or for Good Reason after Change in Control(1)(3)	$1,406,392	$1,406,392	$3,182,200	$12,720	[—]	$74,716	$6,082,420
Disability(9)	—	—	—	—	—	—	—
Death(9)	—	—	$3,182,200	—	—	—	$3,182,200
Bryan M. Corsini
Voluntary Termination	—	—	—	—	—	—	—
Involuntary Termination(2)	$156,876	—	—	—	—	—	$156,876
Termination without Cause or for Good Reason after Change in Control(1)(3)	$906,392	$906,392	$2,045,700	$13,142	[—]	$79,526	$3,951,152
Disability(9)	—	—	—	—	—	—	—
Death(9)	—	—	$2,045,700	—	—	—	$2,045,700
Christopher D. Blake
Voluntary Termination	—	—	—	—	—	—	—
Involuntary Termination(2)	$112,500	—	—	—	—	—	$112,500
Termination without Cause or for Good Reason after Change in Control(1)(3)	$650,000	$520,000	$1,534,275	$26,304	[—]	$81,366	$2,811,945
Disability(9)	—	—	—	—	—	—	—
Death(9)	—	—	$1,534,275	—	—	—	$1,534,275
Jared M. Wolff(10)
Voluntary Termination	—	—	—	—	—	—	—
Involuntary Termination(2)	—	—	—	—	—	—	—
Termination without Cause or for Good Reason after Change in Control(1)(3)	—	$575,000	$253,125	—	—	$2,360,875	$3,189,000
Disability(9)	—	—	—	—	—	—	—
Death(9)	—	—	—	—	—	—	—

(1)
Assumes an effective date of a change in control of December 31, 2014. In addition to the payments provided in this row, in the event the Named Executive Officer is terminated within 24 months following a change in control either (i) by the Company for any reason other than cause or (ii) by the executive for good reason, the executive is entitled to receive accrued benefits, including salary and annual incentive, which are earned through the date of termination.

(2)
Under the Company's employee severance policy, full-time employees of the Company are entitled to receive a severance benefit in the event their employment is terminated because of the elimination of a previously required position or previously required service, or due to the consolidation of departments, abandonment of plants or offices, or technological change or declining business activities, where such termination is intended to be permanent. The amount of severance benefit is determined based on the length of service and the employee's base salary. In general, an eligible employee is entitled to a severance benefit of one week of base salary for each year of service plus a supplemental severance benefit based on level and term of service. Amounts based on 18 weeks of salary for each Named Executive Officer. In addition, eligible employees are entitled to an annual incentive prorated from the beginning of the calendar year to the date of separation. The above table does not include any prorated bonuses because the involuntary termination severance payments presented therein are as of the end of the year.

(3)
The Severance Pay Plan is a "double trigger" program, meaning payments are made only if the employee suffers a covered termination of employment within two years following the change in control. The amounts shown in the first three columns of the above table for "termination without cause or for good reason after change in control" are based on the following assumptions and provisions of the Severance Pay Plan: in the event the named executive is terminated within two years after a change in control either: (1) by the Company for any reason other than cause or (2) by the executive for good reason, the Company is required to pay an amount equal to 200% (300% in the case of Mr. Wagner) of the sum of the executive's base salary and target EIC Plan award.

For a termination at December 31, 2014:

•
Mr. Wagner had a base salary of $800,000 and an EIC Plan target of 150% of his base salary, or $1,200,000;

•
Mr. Santoro had a base salary of $600,000 and an EIC Plan target of 100% of his base salary, or $600,000;

•
Mr. Pieczynski had a base salary of $703,196 and an EIC Plan target of 100% of his base salary, or $703,196;

•
Mr. Corsini had a base salary of $453,196 and an EIC Plan target of 100% of his base salary, or $453,196; and

•
Mr. Blake had a base salary of $325,000 and an EIC Plan target of 80% of his base salary, or $260,000.

See "Compensation Discussion and Analysis—2014 Executive Compensation Decisions" beginning on page 39 of this Proxy Statement for more information regarding the award opportunities under the EIC Plan during 2014.

(4)
Under the Incentive Plan with respect to awards granted prior to December 11, 2014, upon a change in control, any unvested stock options, unvested time-based or performance-based restricted stock, or other equity awards would fully vest. The amounts in this column represent the value of the unvested time-based restricted stock held by the Named Executive Officers based on the closing price of the Company's common stock on December 31, 2014.

(5)
For amounts listed with respect to termination without cause or for good reason after a change in control, the payments relating to time-based shares represent the value of unvested and accelerated stock as of December 31, 2014, calculated by multiplying the number of accelerated shares by the closing price of the Company's common stock on December 31, 2014.

(6)
Represents reimbursement for COBRA payments based on employee's premiums for health and dental insurance at December 31, 2014 multiplied by employee's severance multiple.

(7)
Upon a change in control of the Company, the executive may be subject to certain excise taxes pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended. The Company has agreed to reimburse each Named Executive Officer for all excise taxes that are imposed on the executive under Section 4999 and any income and excise taxes that are payable by the executive as a result of any reimbursements for Section 4999 excise taxes. The calculation of the Section 4999 gross-up amount in the above tables is based upon a Section 4999 excise tax rate of 20%, a 34.3% federal income tax rate, a 2.35% Medicare tax rate and a 13.3% state income tax rate. In calculating such payments, Treasury Regulation Section 1.280G-1 Q&A 24(c) was used when valuing payments for time-based restricted stock and Treasury Regulation Section 1.280G-1 Q&A 24(d)(3) was used when valuing payments for performance-based restricted stock. In valuing the payments for performance-based restricted stock, a portion of such stock was treated as reasonable compensation for services rendered prior to the assumed change in control. No value was assigned to any non-solicitation covenants that may arise in a change in control; provided, however, on December 11, 2014, the Board approved an amendment to the Executive Severance Pay Plan to eliminate the provisions of the Severance Pay Plan providing for the gross up of excise taxes imposed by Section 4999 of the Code and to provide for the cutback of amounts payable under the Severance Pay Plan to an amount that does not exceed the safe harbor amount under Section 280G of the Code.

(8)
Other amounts include three times the sum of the amounts for an automobile allowance of $12,000, life, medical, long-term care and disability insurance premiums paid by the Company, and club dues for Mr. Wagner and two times the sum of the same items for the other Named Executive Officers. For Mr. Wolff, amount represents amount paid under the terms of his separation agreement dated November 18, 2014.

(9)
A termination of employment due to death or disability does not entitle the Named Executive Officers to any payments or benefits that are not available to salaried employees generally. However, unvested stock awards vest upon death.

(10)
On November 18, 2014, Mr. Wolff entered into a separation agreement with the Company pursuant to which he resigned as President of Pacific Western Bank and Executive Vice President of the Company effective December 17, 2014. Thus, the only separation scenario presented for Mr. Wolff is for a separation without cause or for good reason after a change in control.

Equity Compensation Plan Information

        On May 28, 2003, the Company's stockholders approved the 2003 Stock Incentive Plan, which we refer to as the Incentive Plan, that was amended in December 2014. The Incentive Plan has been amended, as approved by the stockholders, from time to time to increase the shares available for issuance under the plan or to modify the terms of the plan to provide for the growth in the Company and number of employees since 2003.

AUDIT COMMITTEE REPORT

        The role of the Audit Committee is to (i) assist Board oversight of (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, including the review and approval or ratification of related-party transactions of the Company, (c) the independent auditors' qualifications and independence, (d) the performance of the independent auditors and the Company's internal audit function, and (e) in conjunction with the Risk Committee, the Company's risk management functions; (ii) decide whether to appoint, retain or terminate the Company's independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and (iii) prepare this Report. The Board has determined, upon recommendations from the CNG Committee, that each member of the Audit Committee is financially literate and that each of Messrs. Carlson, Hosler and Molvar and Ms. Susan E. Lester is qualified as an audit committee financial expert and that each of them has accounting or related financial management expertise, in each case in accordance with the rules of the SEC and the listing standards of Nasdaq.

        The Audit Committee operates pursuant to a written charter that was last amended and restated as of February 11, 2015. A copy of the Audit Committee charter may be obtained on the Company's website at http://www.pacwestbancorp.com under the section entitled "Corporate Governance." As set forth in such charter, management of the Company is responsible for (1) the preparation, presentation and integrity of the Company's consolidated financial statements, (2) the Company's accounting and financial reporting principles and internal controls, and (3) procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and the effectiveness of internal control over financial reporting.

        During 2014, the Audit Committee performed all of its duties and responsibilities under the Audit Committee charter. The Audit Committee reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2014 with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T. The Audit Committee also received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent auditors' communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors' independence.

        Based upon the reports and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee's charter, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company for 2014 be included in its Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

AUDIT COMMITTEE
Craig A. Carlson C. William Hosler Susan E. Lester, Chairperson Timothy B. Matz Roger H. Molvar

 INDEPENDENT AUDITORS

        The Audit Committee has reappointed the firm of KPMG LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. Representatives from KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Auditor Fees

        The following is a description of fees for professional audit services rendered by KPMG LLP for the audit of the Company's Annual Financial Statements for 2014 and 2013, and fees billed for other services rendered by KPMG LLP:

        Audit Fees.    Audit fees include fees for the annual audit of the Company's consolidated financial statements, audit of acquiree opening balance sheet in accordance with securities laws, rules and regulations, review of interim financial statements included in the Company's quarterly reports on Form 10-Q, review of registration statements filed with the SEC, and the issuance of consents and comfort letters. The aggregate audit fees earned by KPMG LLP for the years ended December 31, 2014 and 2013 totaled $2,475,000 and $1,729,230 respectively.

        Audit-Related Fees.    Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit. The aggregate audit-related fees earned by KPMG LLP for the years ended December 31, 2014 and 2013 totaled $57,000 and $151,003, respectively.

        Tax Fees.    Tax fees include corporate tax compliance, planning and advisory services. The aggregate tax fees billed to the Company by KPMG LLP for the years ended December 31, 2014 and 2013 totaled $1,560,171 and $843,226, respectively.

        All Other Fees.    The aggregate other fees billed to the Company by KPMG LLP for the years ended December 31, 2014 and 2013 totaled $0.

        Pre-Approval Policies and Procedures.    The Audit Committee has adopted a policy that requires advance approval by the Audit Committee of all audit, audit-related, tax, and all other services performed by the independent auditors. During 2014, the Audit Committee pre-approved all audit services, non-audit services, audit-related services and tax services performed for the Company by KPMG LLP. In approving any non-audit services, the Audit Committee considered whether the provision of such services would be compatible with maintaining the independence of KPMG LLP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's equity securities with the SEC. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports received by the Company, and on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and 10% stockholders were complied with during 2014, except as described hereafter.

        One Form 3, "Initial Statement of Beneficial Ownership of Securities", timely filed with the SEC on April 10, 2014 on behalf of Mr. Bryan M. Corsini overstated Mr. Corsini's direct holdings. We filed an amendment to Form 3 with the SEC on Mr. Corsini's behalf on May 28, 2014 to correct this overstatement.

 OTHER BUSINESS

        Except as set forth herein, management has no knowledge of any other business to come before the Annual Meeting. If, however, any other matters of which management is now unaware properly come before this Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

Stockholder Proposals

        Business must be properly brought before an annual meeting in order to be considered by stockholders. To be considered for inclusion in the Company's Proxy Statement for the 2016 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to the Company's Secretary not less than 90 nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year, and must satisfy the other requirements of Rule 14a-8 under the Exchange Act.

        Any proposal submitted for the proxy materials will be subject to the rules and regulations of the SEC concerning stockholder proposals. The notice of a proposal must also contain the following items:

  •
  The stockholder's name, address, and beneficial ownership of shares of the Company,

  •
  The text of the proposal to be presented,

  •
  A brief written statement of the reasons why such stockholder favors the proposal, and

  •
  Any material interest of such stockholder in the proposal.

        Assuming the Company holds the 2016 annual meeting on the anniversary of the Annual Meeting, matters proposed by stockholders for consideration at the 2016 annual meeting but not included in our proxy materials must be received by our Corporate Secretary no earlier than January 18, 2016, and no later than February 17, 2016.

Director Nominations

        Pursuant to Section 1.12 of Article I of the Company's bylaws, nominations for the election of directors may be made by a stockholder entitled to vote for the election of directors by submitting a notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Corporate Secretary of the Company not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting of the stockholders of the Company called for the election of directors.

        Director nominations proposed by stockholders to be made at the 2016 annual meeting must be received by our Corporate Secretary no earlier than January 18, 2016, and no later than February 17, 2016.

        Pursuant to the Company's bylaws and the rules and regulations of the SEC, the notice stating a desire to nominate any person for election as a director of the Company must contain the following items:

  •
  The stockholder's name, address, and beneficial ownership of shares of the Company,

  •
  The name, age, business address, residential address, and principal occupation or employment of the person to be nominated,

  •
  The nominee's signed consent to serve as a director of the Company, if elected,

  •
  The number of shares of the Company's stock beneficially owned by the nominee,

  •
  A description of all arrangements and understandings between the stockholder and the nominee pursuant to which the nomination is to be made, and

  •
  Such other information concerning the nominee as would be required in a proxy statement soliciting proxies for the election of the nominee under the rules of the SEC.

        A copy of the Company bylaws specifying the requirements will be furnished to any stockholder upon written request to the Secretary.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders interested in communicating with a director or with the directors as a group, or persons interested in communicating complaints concerning accounting, internal controls or auditing matters to the Audit Committee, may do so by writing care of the Corporate Secretary, PacWest Bancorp, 10250 Constellation Boulevard, Suite 1640, Los Angeles, CA 90067. The Board of Directors has adopted a process for handling correspondence received by the Company and addressed to members of the Board. Under that process, the Corporate Secretary of the Company reviews all such correspondence and forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof, or that the Corporate Secretary otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. A concern relating to accounting, internal controls or auditing matters are brought to the attention of the Company's General Counsel and/or other members of the Company's management review committee and handled in accordance with procedures established by the Audit Committee with respect to such matters. These procedures include the ability to post reports anonymously via an Internet-based tool or via a toll-free "hot-line" available to employees and advisors for purposes of reporting alleged or suspected wrongdoing.

"HOUSEHOLDING" OF PROXY MATERIALS

        The SEC has approved a rule concerning the delivery of annual reports and proxy statements. It permits a single set of these reports to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses of the Company. In accordance with a notice sent to certain stockholders who shared a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. However, if any stockholder who agreed to householding wishes to receive a separate proxy statement or annual report either now or in the future, he or she may contact our transfer agent, Wells Fargo Shareowner Services, at (800) 468-9716 or by mail at P.O. Box 64874, St. Paul, MN 55164-0874. Stockholders sharing an address who wishes to receive a single set of reports or proxy statements may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting Wells Fargo Shareowner Services at the address set forth above, if they are record holders.

 INCORPORATION BY REFERENCE

        The sections in this Proxy Statement entitled "Compensation Committee Report" and "Audit Committee Report" do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates any such Reports by reference therein.

By Order of the Board of Directors,
/s/ KORI L. OGROSKY Kori L. Ogrosky, Executive Vice President, General Counsel and Corporate Secretary

[Dated: April     , 2015]

APPENDIX A

 PACWEST BANCORP
2007 EXECUTIVE INCENTIVE PLAN
AS AMENDED AND RESTATED FEBRUARY 11, 2015

PacWest Bancorp rev February 11, 2015	2007 Executive Incentive Plan

i

1.  PURPOSE

        PacWest Bancorp is the sponsor of this 2007 Executive Incentive Plan (as amended and restated on March 29, 2010 and as further amended and restated, February 11, 2015, the "Plan"). PacWest Bancorp and its subsidiaries (the "Company") have designed the Plan to focus Company executives on achieving the annual business plan or other strategic and long-term performance objectives. The Plan provides award opportunities and is intended to provide rewards to the Company's executive team for exceptional corporate performance.

2.  APPROVAL AND ADMINISTRATION

        The Plan has been approved by the Board of Directors of PacWest Bancorp (the "Board"), the Board of Directors of Pacific Western Bank (the "Bank Board"), and the Compensation, Nominating and Governance Committee ("CNG Committee") of the Board and, except as otherwise set forth in this Plan, is administered by the Incentive Plan Committee (the "IP Committee"). CEO compensation under the Plan will be recommended for Board approval by the CNG Committee.

3.  PERFORMANCE GUIDELINES

        The IP Committee will recommend to the Board, the Bank Board, and the CNG Committee, for their approval as early in the calendar year as possible, as applicable:

  •
  each Participant (as defined below);

  •
  the business criteria to be used to establish performance goals ("Performance Measures");

  •
  the targeted level of achievement with respect to a Performance Measure (the "Performance Target");

  •
  for each Performance Measures, the relative weighting of such Performance Measures ("Performance Measure Weights"); and

  •
  the percentages of achievement of the applicable Performance Target (the "Achievement Levels") that may lead to corresponding awards under the Plan (each, an "Award").

        Notwithstanding anything to the contrary, the CNG Committee will determine the Performance Measures, Performance Measure Weights, Performance Targets, Achievement Levels and any Award for Participants who are members of the IP Committee (other than the CEO which shall be determined by the Board). At the end of the calendar year, the IP Committee will review achievements against Performance Measures, present results and recommend Awards to the CNG Committee for its approval. In evaluating any Award, the CNG Committee will do so outside the presence of management, except the CNG Committee may request the presence of the CEO when considering Awards to members of executive management other than the CEO. Notwithstanding any recommendations from the IP Committee, the CNG Committee will be solely responsible for determining, granting and certifying (if applicable) under Section 8 any Awards pursuant to the Plan to members of the IP Committee (or, in the case of the CEO, recommending to the Board such Award for its approval) or who is otherwise a Covered Employee (as defined in Section 8 below).

        An individual who has been selected by the CNG Committee is a "Participant".

PacWest Bancorp rev February 11, 2015	2007 Executive Incentive Plan

4.  INTERPRETATION

        Interpretation and application of the Plan to a particular circumstance will be made by the CNG Committee in its sole discretion. Subject to any authority granted to the full Board or a committee of the independent directors thereof, the CNG Committee has the sole and absolute power and authority to make all factual determinations, construe and interpret terms and make eligibility and Award determinations in accordance with its interpretation of the Plan. The IP Committee has authority to make non-material amendments to this Plan in its sole discretion and shall promptly report any such amendments to the CNG Committee.

5.  ELIGIBILITY

        Certain employees in key executive contributor roles are eligible for participation in the Plan. The IP Committee will review eligible Participants and recommend Participants to CNG Committee for their approval.

6.  PERFORMANCE MEASURES; PERFORMANCE TARGETS

        The IP Committee will recommend for approval by the Board, the Bank Board, and the CNG Committee one or more Performance Measures for the Plan. All Performance Measures will be key indicators of financial performance and may consist (and, in the case of any Awards of the type described in Section 8 below under "Certain Awards to Covered Employees", will consist) of one or more of the following business criteria for the Company on a consolidated basis and/or for specified subsidiaries or business units of the Company (determined either in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies): (i) net earnings; (ii) return on average assets ("ROA"); (iii) cash ROA; (iv) return on average equity ("ROE"); (v) cash ROE; (vi) operating earnings; (vii) earnings per share ("EPS"); (viii) cash EPS; (ix) net interest margin; (x) stock price; (xi) efficiency ratio; (xii) deposit growth; (xiii) loan and lease growth; (xiv) loan originations, (xv) capital ratios; (xvi) adversely classified assets; (xvii) nonaccrual loans; and (xviii) regulatory rating(s). The IP Committee may also recommend to the Board, the Bank Board, and the CNG Committee (or the Board, Bank Board, and the CNG Committee may determine independently) any components of the foregoing as Performance Measures. When establishing Performance Targets, to the extent permitted under Section 162(m) of the Internal Revenue Code (the "Code"), the CNG Committee may exclude any or all "extraordinary items" as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes.

        Each Performance Measure will operate independently (i.e., it is possible for one Performance Measure to generate an Award and not another); likewise, it is possible for one Performance Measure to be achieved at a higher level than another. Performance Measures may be individually weighted (i.e., one Performance Measure may be counted more heavily in calculating Awards than another Performance Measure). Performance Measure Weights for each Performance Measure will be recommended by the IP Committee for approval by the Board, the Bank Board, and the CNG Committee; however, the CNG Committee will retain absolute authority over the selection of and Performance Measure Weights accorded to any Performance Measures.

PacWest Bancorp rev February 11, 2015	2007 Executive Incentive Plan

7.  ACHIEVEMENT LEVELS AND AWARDS

        Achievement Levels and Awards will be set forth in documentation maintained by the CNG Committee and the IP Committee, as applicable, and are generally expressed as a percentage of base salary. Awards under the Plan will be based upon achievement of Performance Measures and will be submitted by the IP Committee to the CNG Committee for approval. For purposes of the Plan, salary means annual year-end base salary.

        In addition to all other eligibility provisions described herein, Awards for individuals who commence employment after the beginning of a calendar year and who, therefore, are Participants for less than a full calendar year will be based on an actual performance during the full calendar year and will be prorated based on the portion of the calendar year during which such Participant was employed by the Company and will be based on the Participant's actual base salary paid during the time of participation in the calendar year. Awards for Participants who leave the Company during a calendar year due to retirement, total and permanent disability or death will be prorated using the same calculation. For example, if a Participant's base salary is $400,000 and commences employment on April 1, then any Award for such Participant will be based on Participant's prorated base salary of $300,000.

8.  CERTAIN AWARDS TO COVERED EMPLOYEES

        Notwithstanding anything to the contrary in the Plan, if the CNG Committee determines at the time of grant, in its discretion, that any Award to be granted to a Participant who is an executive officer of the Company and who is a "covered employee" (each, a "Covered Employee") as defined in Section 162(m) of the Code, should qualify as "performance-based compensation" for purposes of Code Section 162(m) of the Code, all determinations relating to such Awards will be made by the CNG Committee if the CNG Committee is comprised solely of "outside directors"(within the meaning of Code Section 162(m) of the Code or, if it is not, then by a subcommittee of the CNG Committee so comprised (and all references to the CNG Committee in this section of the Plan will be deemed to refer to such subcommittee), and the following provisions will apply to such Awards (and will supersede any other provisions to the contrary that would otherwise be applicable to Awards under the Plan):

  •
  The CNG Committee will determine the amount of an Award to be granted to each Participant who is a Covered Employee. The CNG Committee may, in its discretion, grant an Award to a Participant whom it reasonably believes may be a Covered Employee for the taxable year of the Company in which such Award would be deductible, under the terms and conditions of this section of the Plan.

  •
  Subject to the second to last bullet below, the amount of a Covered Employee's Award will be an amount determinable from written Performance Targets approved by the CNG Committee while the outcome is substantially uncertain and no more than 90 days after the commencement of the period to which the Performance Target relates or, if the amount of the period is less than a year, the number of days that is equal to 25 percent of the relevant period. The CNG Committee will have the authority to determine in its sole discretion the applicable period relating to any such Award.

  •
  The maximum aggregate limit on Awards that may be awarded under this Plan to any Covered Employee with respect to any calendar year is $5 million.

PacWest Bancorp rev February 11, 2015	2007 Executive Incentive Plan

  •
  The amount of any Award will be based on objective Performance Measures and a Performance Target with respect to each Performance Measure as established by the CNG Committee. When establishing Performance Targets that are intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the CNG Committee may exclude any or all "extraordinary items" as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, only to the extent permitted under Section 162(m) of the Code.

  •
  The CNG Committee will determine in writing with respect to any Covered Employee whether the Performance Target has been met with respect to any Covered Employee and, if that is the case, so certify and ascertain the amount of the applicable Award. No Awards will be paid to any Covered Employee until such certification is made by the CNG Committee.

  •
  The Plan will be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company or its affiliates of the payment of such Awards.

9.  ADJUSTMENTS

        Performance Measures, Achievement Levels and Awards may be adjusted only upon approval by the CNG Committee. It is anticipated that such adjustments will be made infrequently and only in the most extraordinary circumstances. Notwithstanding the foregoing, no adjustment will be made to any Award intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code to the extent the adjustment would cause the Award to fail to qualify as performance-based compensation under Section 162(m) of the Code.

        The CNG Committee may reduce (but not increase) an Award as it deems appropriate to achieve a reasonable level of total compensation for a Participant.

10.  PAYMENT OF AWARDS

        Subject to Section 8 above and any additional requirements of Section 162(m) of the Code, if applicable, Awards will be paid as soon as administratively feasible after review of performance against applicable Performance Targets and approval (and certification, if applicable) by the CNG Committee (which payment may occur during the calendar year for Participants who are not Covered Employees), but will be paid in no event later than the date that is 2 1/2 months after the end of the calendar year. Except as otherwise determined by the CNG Committee, to be eligible for an Award, a Participant must have been an employee of the Company for at least three months during the calendar year and be an employee of the Company on the date that Awards are paid or have left the Company during the calendar year due to retirement, total and permanent disability or death.

        Participants, other than Covered Employees, who are otherwise eligible to receive an Award and who were assigned to different parts of the organization during the calendar year will have their Award calculated based upon the part of the organization they are in at the end of the calendar year and the performance achieved by that group for the calendar year.

        The Company will withhold from any amounts payable under this Plan all federal, state, city, and local taxes as shall be legally required as well as any other amounts authorized or required by employer policy including, but not limited to, withholding for garnishments and judgments or other court orders.

PacWest Bancorp rev February 11, 2015	2007 Executive Incentive Plan

        Except as otherwise required by law, incentive compensation under this Plan shall not be included or considered in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan that may or may not exist.

        Subject to any additional requirements of Section 162(m) of the Code, if applicable, the CNG Committee may determine in its discretion to accelerate the payment of an Award to any date prior to normal payment date (including prior to the end of the calendar year for Participants who are not Covered Employees), provided that the CNG Committee has determined that the applicable Performance Targets have been met prior to such accelerated payment date.

11.  NO RIGHT OF ASSIGNMENT

        No right or interest of any Participant in the Plan is assignable or transferable. In the event of a Participant's death, payment of any earned but unpaid Awards will be made to the Participant's legal successor, unless prohibited by law.

12.  NO RIGHT OF EMPLOYMENT

        The Plan does not give any employee any right to continue in the employment of the Company and does not constitute any contract or agreement of employment or interfere in any way with the right the Company has to terminate such person's employment. The Company is an "at will" employer and, as such, can terminate an employment relationship between itself and any of its employees at will, with or without cause, and with or without notice.

13.  EFFECTIVENESS

        The Plan (as amended and restated) shall be effective as of the date it is approved by an affirmative vote of the holders of a majority of all shares of Common Stock of the Company represented and voting at the Annual Meeting of the Company to be held on May 18, 2015 (which shares also constitute at least a majority of the required quorum). This plan was last amended and restated as of March 29, 2010.

14.  AMENDMENT OR TERMINATION OF THE PLAN

        The Company reserves the right to change, amend, modify, suspend, continue or terminate all or any part of the Plan either in an individual case or in general, at any time without notice and without the consent of the Company's shareholders or any Participant; provided that any amendment to the Plan will be submitted to the shareholders if shareholder approval is required by any applicable law, rule or regulation.

15.  SECTION 409A OF THE CODE

        The Awards under this Plan are intended to be exempt from Section 409A of the Code ("Section 409A") as short-term deferral. However, notwithstanding the foregoing or anything to the contrary in this Plan or elsewhere, if a Participant is a "specified employee" as determined pursuant to Section 409A of the Code as of the date of his or her "separation from service" (within the meaning of Treasury Regulation 1.409A-1(h)) and if any Award provided for in this Plan both (y) constitutes a "deferral of compensation" within the meaning of Section 409A of the Code and (z) cannot be paid or provided in the manner otherwise provided without subjecting the Participant to "additional tax", interest or penalties under Section 409A of the Code, then any such payment that is payable during the first six months following the Participant's "separation from service" shall be paid in a lump sum to the Participant on the first business day of the seventh calendar month following the month in which his or her "separation from service" occurs or, if earlier, at his or her death.

PacWest Bancorp rev February 11, 2015	2007 Executive Incentive Plan

Appendix B

TAX ASSET PROTECTION PLAN

dated as of

April 7, 2014

between

PacWest Bancorp

and

Wells Fargo Bank, National Association,

as Rights Agent

TAX ASSET PROTECTION PLAN

i

EXHIBITS

Exhibit A	Form of Rights Certificate (together with Form of Election to Exercise)
Exhibit B	Form of Certificate of Designation and Terms of Series A Participating Preferred Stock

ii

TAX ASSET PROTECTION PLAN

        TAX ASSET PROTECTION PLAN (as amended from time to time, this "Plan"), dated as of April 7, 2014, between PacWest Bancorp, a Delaware corporation (including any successor hereunder, the "Company"), and Wells Fargo Bank, National Association, a national banking association, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent hereunder).

WITNESSETH:

        WHEREAS, pursuant to an Agreement and Plan of Merger, (the "Merger Agreement") dated July 22, 2013, as amended, by and between the Company and CapitalSource Inc., a Delaware corporation ("CapitalSource"), on April 7, 2014, CapitalSource merged with and into the Company with the Company as the surviving corporation (the "Merger");

        WHEREAS, (a) as a result of the Merger, the Company and certain of its Subsidiaries (as defined below) have certain net operating losses and certain other tax attributes (collectively, "NOLs") for United States federal income tax purposes; (b) the Company desires to avoid an "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), and thereby preserve the Company's ability to utilize such NOLs; and (c) in furtherance of such objective, the Company desires to enter into this Plan;

        WHEREAS, the Merger Agreement provided that PacWest would, at or immediately following the Merger, adopt a Section 382 rights plan designed to preserve the NOLs, and the stockholders of PacWest voted to adopt the Merger Agreement and approve the transactions contemplated thereby at a duly convened special meeting of stockholders on January 13, 2014 by the affirmative vote of more than 66% of the shares of Common Stock issued and outstanding on the record date for the special meeting and entitled to vote thereat;

        WHEREAS, the Board of Directors of the Company (the "Board of Directors") has (a) authorized and declared a dividend of one right ("Right") in respect of each share of Common Stock (as hereinafter defined) held of record as of the Close of Business (as hereinafter defined) on April 17, 2014 (the "Record Time") payable in respect of each such share upon certification by the NASDAQ Stock Market ("NASDAQ") to the Securities and Exchange Commission that the Rights have been approved for listing and registration (the "Payment Time") and (b) as provided in Section 2.4, authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section 5.4, each share of Common Stock issued after the Separation Time;

        WHEREAS, subject to the terms and conditions hereof, each Right entitles the holder thereof, at or after the Separation Time, to purchase securities or assets of the Company pursuant to the terms and subject to the conditions set forth herein; and

        WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer and exchange of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein; provided, however, that the Company acknowledges that the Rights Agent is not a party to the Merger Agreement and as such is assumed to be wholly unfamiliar with, and not bound by, the terms contained therein;

        NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

        1.1    Definitions.     For purposes of this Plan, the following terms have the meanings indicated:

        "Acquiring Person" shall mean any Person who is or becomes the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock at any time after the first public announcement of this Plan; provided, however, that the term "Acquiring Person" shall not include (i) any Person who is the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock at the time of the first public announcement of the adoption of this Plan and who continuously thereafter is the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock (an "Existing Holder"), until such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock, (ii) any Person who becomes the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock after the time of the first public announcement of this Plan solely as a result of (A) an acquisition by the Company of shares of Common Stock, or (B) an acquisition directly from the Company in a transaction which duly authorized officers of the Company have determined shall not result in the creation of an Acquiring Person under the Plan, until, in each case, such time thereafter as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or reclassification) of additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock, (iii) any Person who the Board of Directors determines, in its sole discretion, has inadvertently become the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock, if such Person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Board of Directors, in the Board of Directors' sole discretion, to divest, and subsequently divests in accordance with the terms of such agreement (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 4.9% or more of the outstanding shares of Common Stock or (iv) any Person determined by the Board of Directors to be an "Exempt Person" in accordance with Section 5.3 for so long as such person complies with any limitations or conditions required by the Board of Directors in making such determination. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.

        "Affiliate" shall have the meaning ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Plan and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person) whose Common Stock would be deemed owned constructively or indirectly by, or otherwise aggregated with, such first Person pursuant to the provisions of Section 382 of the Code and Treasury Regulations promulgated thereunder.

        A Person shall be deemed the "Beneficial Owner", and to have "Beneficial Ownership" of, and to "Beneficially Own", any securities (i) which such Person is considered to own under general federal income tax principles for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder, (ii) which such Person would be deemed to indirectly or constructively own for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder or (iii) which any other Person Beneficially Owns, but only if such Person and such other Person are part of the same group of Persons that, with respect to such security, are treated as one "entity" as defined under Treasury Regulation 1.382-3(a)(1).

        "Board of Directors" shall have the meaning set forth in the Recitals and includes any duly authorized committee thereof.

        "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.

        "Close of Business" on any given date shall mean 5:00 p.m. New York City time on such date or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.

        "Common Stock" shall mean the shares of Common Stock, par value $0.01 per share, of the Company and shares of capital stock of the Company issued in exchange or substitution for such Common Stock.

        "Company" shall have the meaning set forth in the preamble.

        "Election to Exercise" shall have the meaning set forth in Section 2.3(d).

        "Excess Shares" shall have the meaning set forth in Section 3.1(a).

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        "Exchange Ratio" shall have the meaning set forth in Section 3.1(c).

        "Exchange Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c).

        "Exercise Price" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $160.00.

        "Expansion Factor" shall have the meaning set forth in Section 2.4(a).

        "Expiration Time" shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time, (iii) the Close of Business on the third anniversary of the date of this Plan and (iv) the time at which the Board of Directors determines, in its sole discretion that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes.

        "Flip-in Date" shall mean any Stock Acquisition Date or such later date and time as the Board of Directors may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.

        "Market Price" per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the twenty (20) consecutive Trading Days through and including the Trading Day immediately preceding such date;

provided, however, that if any event described in Section 2.4, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of twenty (20) Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted by the Board of Directors in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the NASDAQ or, if the securities are not listed on the NASDAQ, as reported on the NYSE or, if the securities are not listed on the NYSE, as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by such other quotation system then in use or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such quotation system, the average of the closing bid and asked prices in the over-the- counter market as furnished by a professional market maker making a market in the securities selected by the Board of Directors; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

        "NASDAQ" shall have the meaning set forth in the Recitals.

        "NOLs" shall have the meaning set forth in the Recitals.

        "NYSE" shall mean the New York Stock Exchange.

        "Payment Time" shall have the meaning set forth in the Recitals.

        "Person" shall mean any individual, firm, partnership, limited liability company, trust, association, limited liability partnership, corporation or other "entity" within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.

        "Plan" shall have the meaning set forth in the Preamble.

        "Preferred Stock" shall mean the Series A Participating Preferred Stock, par value $0.01 per share, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit B hereto appropriately completed.

        "Record Time" shall have the meaning set forth in the Recitals.

        "Redemption Price" shall mean an amount equal to $0.001.

        "Redemption Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1.

        "Right" shall have the meaning set forth in the Recitals.

        "Rights Agent" shall have the meaning set forth in the Preamble.

        "Rights Certificate" shall have the meaning set forth in Section 2.3(c).

        "Rights Register" shall have the meaning set forth in Section 2.7(a).

        "Separation Time" shall mean the next Business Day following the date of the first event causing a Flip-in Date to occur; provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time.

        "Stock Acquisition Date" shall mean the first date on which there shall be a public announcement by the Company (by any means) that a Person has become an Acquiring Person, which announcement makes express reference to such status as an Acquiring Person pursuant to this Plan.

        "Subsidiary" of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.

        "Trading Day," when used with respect to any securities, shall mean a day on which the NYSE is open for the transaction of business or, if such securities are not listed or admitted to trading on the NYSE, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

        "Trading Regulation" shall have the meaning set forth in Section 2.3(c).

        "Trust" shall have the meaning set forth in Section 3.1(c).

        "Trust Agreement" shall have the meaning set forth in Section 3.1(c).

        "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

ARTICLE II

THE RIGHTS

        2.1    Summary of Rights.     As soon as practicable after the Record Time, the Company will mail a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder's address as shown by the records of the Company.

        2.2    Legend.     Certificates for the Common Stock or, if a certificate has not been issued, the registration of the Common Stock on the stock transfer books of the Company, shall evidence one Right for each share of Common Stock represented thereby and the Company shall mail to every Person that acquires Common Stock after the Payment Time either certificates for such Common Stock or a confirmation of the registration of such Common Stock on the stock transfer books of the Company, which certificates or confirmation shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

  Until the Separation Time (as defined in the Plan referred to below), this also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Asset Protection Plan, dated as of April 7, 2014 (as such may be amended from time to time, the "Plan"), between PacWest Bancorp (the "Company") and Wells Fargo Bank, National Association, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights may be redeemed, may become exercisable for securities or assets of the Company, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become null and void (including if they are "Beneficially Owned" by an "Acquiring Person" or an "Affiliate" thereof, as such terms are defined in the Plan, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Plan to the holder hereof without charge after the receipt of a written request therefor.

        Certificates representing shares of Common Stock that are issued and outstanding at the Payment Time (or the registration of the Common Stock in the stock transfer books with respect to uncertificated shares) shall, together with the letter mailed pursuant to Section 2.1, evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend. The Company shall mail or arrange for the mailing of a copy of this Plan to any Person that holds Common Stock, as evidenced by the registration of the Common Stock in the name of such Person on the stock transfer books of the Company, without charge, after the receipt of a written request therefor.

        2.3    Exercise of Rights; Separation of Rights.     (a) Subject to Sections 3.1, 5.1 and 5.9 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, at or after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one-ten-thousandth of a share of Preferred Stock.

        (b)   Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated share of Common Stock (or if the Common Stock shall be uncertificated, by the registration of the associated Common Stock on the stock transfer books of the Company and any confirmation thereof provided for in Section 2.2), together, in the case of Common Stock issued and outstanding at the Payment Time, with the letter mailed to the record holder thereof pursuant to Section 2.1, and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.

        (c)   Subject to the terms and conditions hereof, at or after the Separation Time and prior to the Expiration Time, (i) the Rights may be exercised pursuant to Section 2.3(d) below, (ii) the Rights will be transferred independently of shares of Common Stock and (iii) the Rights Agent will promptly mail to each holder of record of Common Stock (provided that the Board of Directors has not elected to exchange all of the then outstanding Rights pursuant to Section 3.1(c)) as of the Separation Time (other than any Person whose Rights have become null and void pursuant to Section 3.1(b)), at such holder's address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate (a "Rights Certificate") in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded ("Trading Regulation"), or to conform to usage, and (y) a disclosure statement describing the Rights. Receipt of a Rights Certificate by any Person shall not preclude a later determination that such Rights are null and void pursuant to Section 3.1(b). The Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that Rights are received by Persons with respect to whom Rights would be null and void under Section 3.1(b).

        (d)   Subject to the terms and conditions hereof, Rights may be exercised on any Business Day at or after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate duly executed and properly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax (required to be paid by the holder of such Rights Certificate in accordance with this Section 2.3) or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

        (e)   Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms and conditions hereof, the Rights Agent will thereupon promptly (i)(A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, requisition from a transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions), and (B) if the Company elects pursuant to Section 5.6 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased (the Company hereby irrevocable authorizes each such depositary agent to comply with such requisitions) or, when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.6 and (ii) after receipt of such certificates, depositary receipts, notices and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder.

        (f)    In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

        (g)   The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the certificates (or registration) for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered (or registered) and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act of 1933, as amended from time to time, or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.

        (h)   Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to the exercise or assignment of a Rights Certificate unless the registered holder of such Rights Certificate shall have (i) properly completed and duly signed the certificate following the form of assignment or the form of election to exercise, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates of such Beneficial Owner or former Beneficial Owner, as the Company or the Rights Agent may reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed as required under Section 2.3(d).

        2.4    Adjustments to Exercise Price; Number of Rights.     (a) In the event the Company shall at any time after the Record Time and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or

(iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock including any fractional shares in lieu of which such holder received cash (the "Expansion Factor") that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

        In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referenced in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share (or, if the Common Stock shall be uncertificated, such Right shall be evidenced by the registration of such Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.4.

        (b)   In the event that the Company shall at any time after the Record Time and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common Stock), whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or statutory share exchange), or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors, in its sole discretion, may deem to be appropriate under the circumstances, and the Company and the Rights Agent shall amend this Plan as necessary to provide for such adjustments.

        (c)   Each adjustment to the Exercise Price made pursuant to this Section 2.4 shall be calculated to the nearest one-hundredth of a cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate.

        (d)   Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Plan, including any adjustment or change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.

        2.5    Date on Which Exercise is Effective.     Each Person in whose name any certificate for shares is issued (or registration on the stock transfer books is effected) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby at the Close of Business on the Business Day upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

        2.6    Execution, Authentication, Delivery and Dating of Rights Certificates.     (a) The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

        Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

        Promptly after the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and, subject to Section 3.1(b), the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.3(c). No Rights Certificate shall be valid for any purpose unless manually or by facsimile countersigned by the Rights Agent.

        (b)   Each Rights Certificate shall be dated the date of countersignature thereof.

        2.7    Registration, Registration of Transfer and Exchange.     (a) After the Separation Time, the Company will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.

        After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Sections 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

        (b)   Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Plan as the Rights surrendered upon such registration of transfer or exchange.

        (c)   Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

        (d)   The Company shall not register the transfer or exchange of any Rights that have become null and void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed under Section 5.1.

        2.8    Mutilated, Destroyed, Lost and Stolen Rights Certificates.     (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b), 3.1(c) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

        (b)   If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b), 3.1(c) and 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

        (c)   As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

        (d)   Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and, subject to Section 3.1(b) shall be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.

        2.9    Persons Deemed Owners.     Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or confirmation of registration, if uncertificated), the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock certificate or confirmation, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Plan, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

        2.10    Delivery and Cancellation of Certificates.     All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records relating to rights certificates cancelled or destroyed by the Rights Agent.

        2.11    Agreement of Rights Holders.     Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

        (a)   prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;

        (b)   after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

        (c)   prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock of registration, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

        (d)   Rights Beneficially Owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become null and void;

        (e)   this Plan may be supplemented or amended from time to time in accordance with its terms;

        (f)    the Board of Directors shall have the exclusive power and authority delegated to it pursuant to Section 5.12; and

        (g)   notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency commission, or any statute, rule regulation or execution order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE III

ADJUSTMENTS TO THE RIGHTS IN
THE EVENT OF CERTAIN TRANSACTIONS

        3.1    Flip-in.     (a) In the event that prior to the Expiration Time a Flip-in Date shall occur, except as otherwise provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.9), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock); provided, however, that in connection with any exercise effected pursuant to this Section 3.1(a), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder's Affiliates, becoming the Beneficial Owner of more than 4.9% of the then-outstanding Common Stock. If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder's Affiliates, becoming the Beneficial Owner of in excess of 4.9% of the then-outstanding Common Stock (such shares, the "Excess Shares"), then in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the per share Market Price of a share of Common Stock at the Close of Business on the Trading Day following the date of exercise multiplied by the number of Excess Shares that would otherwise have been issuable to such holder.

        (b)   Notwithstanding the foregoing, any Rights that are Beneficially Owned on the Stock Acquisition Date or as to which Beneficial Ownership is acquired thereafter by an Acquiring Person or an Affiliate thereof shall become null and void and any holder of such Rights (including transferees, whether direct or indirect, of any such Persons) shall thereafter have no right to exercise or transfer such Rights. If any Rights Certificate is presented for assignment or exercise and the Person presenting the same will not complete the certification set forth at the end of the form of assignment or notice of Election to Exercise or, if requested, will not provide such additional evidence, including, without limitation, the identity of the Beneficial Owners and their Affiliates (or former Beneficial Owners and their Affiliates) as the Company or the Board of Directors shall reasonably request in order to determine if such Rights are null and void, then the Company shall be entitled conclusively to deem the Rights to be Beneficially Owned by an Acquiring Person or an Affiliate thereof or a transferee of any of the foregoing and accordingly deem the Rights evidenced thereby to be null and void and not transferable, exercisable or exchangeable.

        (c)   The Board of Directors may, at its option, at any time after a Flip- in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock elect to exchange all (but not less than all) of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in the event that after the Separation Time any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the "Exchange Ratio").

        Immediately upon the action of the Board of Directors electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become null and void pursuant to Section 3.1(b)), whether or not previously exercised, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio; provided, however, that in connection with any exchange effected pursuant to this Section 3.1(c), no holder of Rights shall be entitled to receive Common Stock (or other shares of capital stock of the Company) that would result in such holder, together with such holder's Affiliates, becoming the Beneficial Owner of more than 4.9% of the then-outstanding Common Stock. If a holder would, but for the previous sentence, be entitled to receive Excess Shares, in lieu of receiving such Excess Shares and to the extent permitted by law or orders applicable to the Company, such holder will only be entitled to receive an amount in cash or, at the election of the Company, a note or other evidence of indebtedness maturing within nine months with a principal amount, equal to the per share Market Price of a share of Common Stock at the Close of Business on the Trading Day following the date the Board of Directors effects the forgoing exchange multiplied by the number of Excess Shares that would otherwise have been issuable to such holder. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become null and void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.8. Before effecting an exchange pursuant to this Section 3.1(c), the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the "Trust Agreement"). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the Trust created by such agreement (the "Trust"), which Trust shall act as the agent of the Company, all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person's name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates (or former Beneficial Owners thereof and their Affiliates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 3.1(b) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued. Approval by the Board of Directors of the exchange shall constitute a determination by the Board of Directors that such consideration is adequate.

        Each Person in whose name any registration on the stock transfer books of the Company is made upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such registration on the stock transfer books of the Company shall be registered as of, the Close of Business on the date upon which the Rights Certificate evidencing such Rights was duly exchanged or deemed exchanged by the Company and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such exchange and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such registration on the stock transfer books of the Company shall be registered as of, the next succeeding Business Day on which the stock transfer books of the Company are open.

        (d)   Whenever the Company shall become obligated under Section 3.1(a) or (c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, as determined by the Board of Directors, may substitute therefor shares of Preferred Stock, at a ratio of one-ten-thousandth of a share of Preferred Stock for each share of Common Stock so issuable, subject to adjustment.

        (e)   In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise in full of the Rights in accordance with Section 3.1(a) or if the Company so elects to make the exchange referenced in Section 3.1(c), to permit the issuance of all shares pursuant to the exchange, the Company shall either (i) call a meeting of stockholders seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence) or (ii) take such action as shall be or necessary to ensure and provide, as and when and to the maximum extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date (and remaining in effect) to which it is a party, that each Right shall thereafter constitute the right to receive, (x) in the case of any exercise in accordance with Section 3.1(a), at the Company's option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or (B) without payment of consideration (except as may be required for the valid issuance of securities or otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (y) in the case of an exchange of Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm.

        (f)    The Company may, but shall not be required to, make such changes in the Exercise Price, in addition to those required by Section 3.1(a), as the Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

ARTICLE IV

THE RIGHTS AGENT

        4.1    General.     (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, fraud or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability.

        (b)   The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any certificate for securities (or registration on the stock transfer books of the Company) purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

        4.2    Merger or Consolidation or Change of Name of Rights Agent.     (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Plan any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Plan.

        (b)   In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.

        4.3    Duties of Rights Agent.     The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

        (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

        (b)   Whenever in the performance of its duties under this Plan the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chief Executive Officer or any Vice President or by the Chief Financial Officer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

        (c)   The Rights Agent will be liable hereunder only for its own gross negligence, fraud or willful misconduct.

        (d)   The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the certificates, if any, for securities purchasable upon exercise of Rights or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

        (e)   The Rights Agent will not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate, if any, for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor will it be responsible for any change in the exercisability or exchangeability of the Rights (including the Rights becoming null and void pursuant to Section 3.1(b)) or any adjustment required under the provisions of Section 2.4 or 3.1 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.

        (f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

        (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chief Executive Officer or any Vice President or the Chief Financial Officer of the Company or the Secretary or any Assistant Secretary, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

        (h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

        (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

        (j)    Tax Compliance.

          (A)  The Rights Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made hereunder and (ii) the issuance, delivery, holding, transfer, redemption or exercise of Rights, Common Stock or Preferred Stock hereunder. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

          (B)  The Rights Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with Section 4.3(g).

          (C)  The Rights Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

        4.4    Change of Rights Agent.     The Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days' notice in writing mailed to the Company and to each transfer agent of Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. The Company may remove the Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty (30) days after such removal or the effectiveness of such resignation or after it has been notified in writing of such incapacity by the incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Plan and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE V

MISCELLANEOUS

        5.1    Redemption.     The Board of Directors may, at its option, at any time, elect to redeem all (but not less than all) the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

        (a)   Immediately upon the action of the Board of Directors electing to redeem the Rights (or, if the resolution of the Board of Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 5.8.

        (b)   The Board of Directors will evaluate this Plan annually to determine whether it continues to be in the best interests of the Company's stockholders.

        5.2    Expiration.     The Rights and this Plan shall expire at the Expiration Time and no Person shall have any rights pursuant to this Plan or any Right after the Expiration Time, except, if the Rights have been exchanged or redeemed, as provided in Section 3.1 or 5.1, respectively.

        5.3    Process to Seek Exemption.     Any Person who desires to effect any acquisition of Common Stock that might, if consummated, result in such Person Beneficially Owning 4.9% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock) (a "Requesting Person") may request that the Board of Directors grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an "Exempt Person" under the definition of Acquiring Person hereof for purposes of this Plan (an "Exemption Request"). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.9% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board of Directors shall endeavor to respond to an Exemption Request within twenty (20) Business Days after receipt of such Exemption Request; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if it receives, at the Board's request, a report from the Company's advisors to the effect that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors otherwise determines in its sole discretion that the exemption is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company's NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company and the Requesting Person shall maintain the confidentiality of such Exemption Request and determination of the Board of Directors with respect thereto, unless the information contained in the Exemption request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request.

        5.4    Issuance of New Rights Certificates.     Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock or to options, warrants or other rights (other than any securities issued or issuable in connection with the exercise or exchange of Rights) in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company determines, in its sole discretion, that such issuance would create a risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate of an Acquiring Person or any transferee of any of the foregoing.

        5.5    Supplements and Amendments.     The Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights in any respect. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company, provided that any supplement or amendment (other than to Article IV if the rights and obligations of the Rights Agent are adversely affected) shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

        5.6    Fractional Shares.     If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, redemption or exchange of Rights, the Company shall, in lieu thereof, in the sole discretion of the Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such Rights the appropriate fraction of the Market Price per share in cash.

        5.7    Holder of Rights Not Deemed a Stockholder.     No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities that may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

        5.8    Notices.     Notices or demands authorized or required by this Plan to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

    PacWest Bancorp
    10250 Constellation Boulevard
    Los Angeles, California 90067
    Attn: Jared M. Wolff
    Facsimile: (310) 201-0498

Any notice or demand authorized or required by this Plan to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

    Wells Fargo Bank, National Association
    1110 Centre Pointe Curve, Suite 101
    Mendota Heights, Minnesota 55120-4101
    Attn: Erik Amundson
    Facsimile: (651) 450-4078

Notices or demands authorized or required by this Plan to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given on the date of mailing, whether or not the holder receives the notice, except notice to the Company shall be effective only upon receipt.

        5.9    Suspension of Exercisability or Exchangeability.     To the extent that the Board of Directors determines in good faith that some action will or need be taken pursuant to, or in order to properly give effect to, Section 2.3, 3.1 or 4.4 or to comply with federal or state securities laws or applicable Trading Regulations, the Company may suspend the exercisability or exchangeability of the Rights for a reasonable period sufficient to allow it to take such action or comply with such laws or Trading Regulations. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.8 shall not be required. Upon such suspension, any rights of action vested in a holder of Rights shall be similarly suspended.

        Failure to give a notice pursuant to the provisions of this Plan shall not affect the validity of any action taken hereunder.

        5.10    Successors.     All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        5.11    Benefits of this Plan.     Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Plan and this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

        5.12    Determination and Actions by the Board of Directors, etc..     The Board of Directors shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration or implementation of this Plan, including the right to determine the Rights to be null and voided pursuant to Section 3.1(b), after taking into account the purpose of this Plan and the Company's interest maintaining an orderly trading market in the outstanding shares of Common Stock. All such actions, interpretations and determinations done or made by the Board of Directors shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons.

        5.13    Descriptive Headings; Section References.     Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Plan is made to a Section, such reference shall be to a Section of this Plan unless otherwise indicated.

        5.14    GOVERNING LAW; EXCLUSIVE JURISDICTION.     (a)    THIS PLAN, EACH RIGHT AND EACH RIGHTS CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS ENTERED INTO, MADE WITHIN, AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS OR RULES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

        (b)   (i)    THE COMPANY AND EACH HOLDER OF RIGHTS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, OR, IF SUCH COURT SHALL LACK SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS PLAN. The Company and each holder of Rights acknowledge that the forum designated by this paragraph (b) has a reasonable relation to this Plan, and to such Persons' relationship with one another.

           (ii)  The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in paragraph (b)(i). The Company and each holder of Rights undertake not to commence any action subject to this Plan in any forum other than the forum described in this paragraph (b). The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon such Persons.

        5.15    Counterparts.     This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        5.16    Severability.     If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

        5.17    Withholding Rights.     In the event that the Company, the Rights Agent or their agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions hereunder to a holder of the Rights, Common Stock or other cash, securities or other property, the Company, the Rights Agent or their agents shall be entitled, but not obligated, to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property (including, without limitation, Rights, Preferred Stock, Common Stock or cash) that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Company, the Rights Agent or their agents, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.

        TN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed as of the date first above written.

PacWest Bancorp
By:
	Name:	Victor R. Santoro
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Tax Asset Protection Plan]

Wells Fargo Bank, National Association
By:
	Name:	Andrea Severson
	Title:	Assistant Vice President—Client Services

[Signature Page to Tax Asset Protection Plan]

EXHIBIT A

[Form of Rights Certificate]

Certificate No.	Rights

  UNTIL THE SEPARATION TIME (AS DEFINED IN THE PLAN REFERRED TO BELOW), THIS ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A TAX ASSET PROTECTION PLAN, DATED AS OF APRIL 7, 2014 (AS SUCH MAY BE AMENDED FROM TIME TO TIME, THE "PLAN"), BETWEEN PACWEST BANCORP (THE "COMPANY") AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS RIGHTS AGENT, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE PLAN, SUCH RIGHTS MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE, MAY BECOME NULL AND VOID (INCLUDING IF THEY ARE "BENEFICIALLY OWNED" BY AN "ACQUIRING PERSON" OR AN "AFFILIATE" THEREOF, AS SUCH TERMS ARE DEFINED IN THE PLAN, OR BY ANY TRANSFEREE OF ANY OF THE FOREGOING) OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE PLAN TO THE HOLDER HEREOF WITHOUT CHARGE AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR.

Rights Certificate

PACWEST BANCORP

        This certifies that                        , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Tax Asset Protection Plan, dated as of April 7, 2014 (as amended from time to time, the "Plan"), between PacWest Bancorp, a Delaware corporation (the "Company"), and Wells Fargo Bank, National Association, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent under the Plan), to purchase from the Company at any time after the Separation Time (as such term is defined in the Plan) and prior to the Expiration Time (as such term is defined in the Plan), one-ten-thousandth of a fully paid share of Series A Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company (subject to adjustment as provided in the Plan) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in The City of Mendota Heights, Minnesota. The Exercise Price shall initially be $160.00 per Right and shall be subject to adjustment in certain events as provided in the Plan.

        In certain circumstances described in the Plan, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Plan.

        This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Plan are on file at the principal office of the Company and are available without cost upon written request.

B-A-1

        This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Plan, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.001 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one-ten-thousandth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Plan.

        No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Plan.

        This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:

ATTEST		PACWEST BANCORP
By

Secretary
Countersigned:
Wells Fargo Bank, National Association
Authorized Signature

B-A-2

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer this Rights Certificate.)

FOR VALUE RECEIVED                                              hereby

sells, assigns and transfers unto
(Please print name

and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                          Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ,
Signature Guaranteed:	Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate thereof (as defined in the Plan).

Signature

NOTICE

        In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Plan) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

B-A-3

[TO BE ATTACHED TO EACH RIGHTS CERTIFICATE]

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to
exercise the Rights Certificate.)

TO: PACWEST BANCORP

        The undersigned hereby irrevocably elects to exercise                                                               whole Rights represented by the attached Rights Certificate to purchase the shares of Series A Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Address:

Social Security or Other Taxpayer
Identification Number:

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Address:

Social Security or Other Taxpayer
Identification Number:

B-A-4

Dated: ,
Signature Guaranteed:	Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate thereof (as defined in the Plan).

Signature

NOTICE

        In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Plan) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

B-A-5

EXHIBIT B

FORM OF CERTIFICATE OF DESIGNATION AND TERMS OF SERIES A
PARTICIPATING PREFERRED STOCK OF PACWEST BANCORP

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware

        We, the undersigned, [            ] and [            ], the [            ] and [            ], respectively, of PacWest Bancorp, a Delaware corporation (the "Corporation"), do hereby certify as follows:

        Pursuant to authority granted by ARTICLE FOUR of the Certificate of Incorporation, as amended, of the Corporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the following resolutions fixing the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions of a new series of the Corporation's Preferred Stock, par value $0.01 per share:

        RESOLVED, that there is hereby established a series of Preferred Stock, par value $0.01 per share, of the Corporation, and the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions of the shares of such series, are hereby fixed as follows:

        1.     The distinctive serial designation of this series shall be "Series A Participating Preferred Stock" (hereinafter called "this Series"). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.

        2.     The number of shares in this Series shall initially be [            ], which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series. Shares of this Series may be issued in fractional shares which are whole number multiples of one-ten- thousandth of a share, which fractional shares shall entitle the holder, in proportion to such holder's fractional share, to all rights of a holder of a whole share of this Series.

        3.     The holders of full or fractional shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding 60 days preceding suchdividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.

        The term "Reference Package" shall initially mean 10,000 shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Corporation.

        Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.

B-B-1

        So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on this Series and such other stock shall bear to each other the same ratio that accumulated dividends per share on the shares of the Series and such other stock bear to each other. Neither the Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless the full cumulative dividends (including the dividend to be paid upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.

        4.     In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, or the Corporation declares a dividend on the Common Stock payable in shares of Common Stock or effects a subdivision or combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.

        5.     In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the Corporation ranking junior to this Series upon liquidation, to be paid in full an amount per whole share of this Series equal to the greater of (A) $10,000 or (B) the aggregate amount distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the "Liquidation Preference"), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

        In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to the paragraph above, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.

        Upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for

B-B-2

distribution to its stockholders all amounts to which such holders are entitled pursuant to this paragraph 5 before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.

        For the purposes of this paragraph 5, the consolidation or merger of, or binding statutory share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

        6.     The shares of this Series shall not be redeemable.

        7.     In addition to any other vote or consent of stockholders required by law or by the Certificate of Incorporation, as amended, of the Corporation, and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package would have.

        8.     This Series shall rank as to the payment of dividends and distributions and amounts upon liquidation, dissolution and winding-up junior to all other series or shares of Preferred Stock unless otherwise expressly provided in the terms of such series or shares of Preferred Stock.

        9.     In the event that the Corporation or its agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on actual or deemed payments or distributions to a holder of the shares of this Series, the Corporation or its agents shall be entitled to (i) deduct and withhold such amount by withholding a portion or all of the cash, securities or other property otherwise deliverable or by otherwise using any property that is owned by such holder, or (ii) in lieu of such withholding, require any holder to make a payment to the Corporation or its agent, in each case in such amounts as they deem necessary to meet their withholding obligations, and in the case of (i) above, shall also be entitled, but not obligated, to sell all or a portion of such withheld securities or other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges.

        IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the    th day of            .

Attest:

B-B-3

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000233752_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Craig A. Carlson 02 John M. Eggemeyer 03 Barry C. Fitzpatrick 04 Andrew B. Fremder 05 C. William Hosler 06 Susan E. Lester 07 Douglas H. (Tad) Lowrey 08 Timothy B. Matz 09 Roger H. Molvar 10 James J. Pieczynski 11 Daniel B. Platt 12 Robert A. Stine 13 Matthew P. Wagner PACWEST BANCORP 130 S. State College Blvd. Brea, CA 92821 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2. through 7.: For Against Abstain 2. To approve the material terms of the Company's Executive Incentive Plan in order to ensure that the Company can deduct payments made pursuant thereto as compensation expense under Section 162(m)of the Internal Revenue Code. 3. To approve a proposal to ratify the Tax Asset Protection Plan. 4. To approve, on an advisory basis (non binding), the compensation of the Company's named executive officers. 5. To approve a proposal to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2015. For Against Abstain 6. To consider and act upon a proposal to approve, if necessary, an adjournment or postponement of the Annual Meeting to solicit additional proxies. 7. To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000233752_2 R1.0.0.51160 PRELIMINARY DRAFT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com . PACWEST BANCORP Annual Meeting of Stockholders May 18, 2015 10:30 AM PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Matthew P. Wagner, Victor R. Santoro, Lynn M. Hopkins and Kori L. Ogrosky, or each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PACWEST BANCORP that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 AM, PDT on May 18, 2015, at The Jonathan Club, 850 Palisades Beach Road, Santa Monica, CA 90403, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Absent specific instructions with respect to cumulative voting, the persons named as proxies herein will have full discretionary authority to vote the shares represented by this proxy cumulatively in such a way as to ensure the election of as many of the nominees of the Board of Directors as such persons deem possible. Continued and to be signed on reverse side